                     WaMu Mortgage Pass-Through Certificates
                                 Series 2002-AR9

                               Marketing Materials

                           $204,924,200 (Approximate)

                            [Washington Mutual LOGO]

                   Washington Mutual Mortgage Securities Corp.
                          Depositor and Master Servicer

                           Washington Mutual Bank, FA
                                    Servicer

            ------------------------------------------------------
                                   Contacts
            ------------------------------------------------------
            Mortgage Trading     Matt Miller        (212) 526-8315
                                 Rishi Bansal       (212) 526-8315

            Syndicate            Kevin White        (212) 526-9519
                                 Daniel Covello     (212) 526-9519

            Mortgage Finance     Sam Tabet          (212) 526-7512
                                 Matt Lewis         (212) 526-7447
                                 Martin Priest      (212) 526-0212

            Structuring          Khalil Kanaan      (212) 526-5500
            ------------------------------------------------------

LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE

LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE

Preliminary Term Sheet                              Date Prepared: July 18, 2002

            WaMu Mortgage Pass-Through Certificates, Series 2002-AR9

             $204,924,200 (Approximate, Subject to +/- 5% Variance)

                      Publicly Offered Senior Certificates
                   Adjustable Rate Residential Mortgage Loans

======================================================================================================
                                 WAL (Yrs)    Pmt Window
            Principal (2)           To         (Months)     Interest
                Amount          Maturity /   To Maturity/     Rate                    Expected Ratings
Class (1)     (Approx.)            Call          Call         Type     Tranche Type      Moody's/S&P
---------   -------------      -----------   ------------   --------   ------------   ----------------
   I-A       $823,097,000(3)   2.64 / 2.52   1-360 / 1-97      (4)         Senior         [Aaa/AAA]
   I-R       $        100          N/A            N/A          (4)        Senior R        [Aaa/AAA]
  I-B-1      $ 12,894,000      5.07 / 4.75   1-360 / 1-97      (4)      Subordinate       [Aa2/AA]
  I-B-2      $  6,447,000      5.07 / 4.75   1-360 / 1-97      (4)      Subordinate        [A2/A]
  I-B-3      $  6,447,000      5.07 / 4.75   1-360 / 1-97      (4)      Subordinate      [Baa2/BBB]
------------------------------------------------------------------------------------------------------
  I-B-4      $  5,587,000                                               Subordinate        [Ba2/NR]
  I-B-5      $  1,719,000          Privately Offered Certificates       Subordinate        [B2/NR]
  I-B-6      $  3,441,099                                               Subordinate        [NR/NR]
======================================================================================================
  Total:     $859,632,199

======================================================================================================
                                 WAL (Yrs)    Pmt Window
            Principal (2)           To         (Months)     Interest
                Amount          Maturity /   To Maturity/     Rate                    Expected Ratings
Class (1)     (Approx.)            Call          Call         Type     Tranche Type      Moody's/S&P
---------   -------------      -----------   ------------   --------   ------------   ----------------
  II-A       $609,217,000(3)                  Not Offered                  Senior         [Aaa/AAA]
------------------------------------------------------------------------------------------------------
  II-R       $        100          N/A            N/A          (5)        Senior R        [Aaa/AAA]
 II-B-1      $  9,568,000      5.15 / 4.84   1-359 / 1-98      (5)      Subordinate       [Aa2/AA]
 II-B-2      $  5,422,000      5.15 / 4.84   1-359 / 1-98      (5)      Subordinate        [A2/A]
 II-B-3      $  4,146,000      5.15 / 4.84   1-359 / 1-98      (5)      Subordinate      [Baa2/BBB]
------------------------------------------------------------------------------------------------------
 II-B-4      $  5,741,000                                               Subordinate       [Ba2/NR]
 II-B-5      $  1,275,000          Privately Offered Certificates       Subordinate        [B2/NR]
 II-B-6      $  2,555,155                                               Subordinate        [NR/NR]
======================================================================================================
 Total:      $637,924,255

(1) The certificates whose class designation begins with "I" correspond to loan group I. The certificates whose class designation begins with "II" correspond to loan group II.

(2) The Certificates (as described herein) are collateralized by a pool of MTA and COFI indexed monthly adjustable rate, first-lien residential mortgage loans. Class sizes are subject to final collateral pool size and rating agency approval and may increase or decrease by up to 5%

(3) Approximately [$160,000,000] of the Class I-A Certificates are offered hereby. The remaining Class I-A Certificates and all of the Class II-A Certificates will be retained by WaMu.

(4) The Class I-A Certificates will have a coupon equal to the lesser of (i) MTA plus 1.40% and (ii) the Net WAC of the Group I Mortgage Loans.

(5) The Class II-A Certificates will have a coupon equal to the lesser of (i) COFI plus 1.25% and (ii) the Net WAC of the Group II Mortgage Loans.

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document)

LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE

Depositor and
Master Servicer:        Washington Mutual Mortgage Securities Corp. ("WMMSC").

Servicer:               Washington Mutual Bank, FA ("WMBFA").

Underwriter:            Lehman Brothers

Dealer:                 WaMu Capital Corp.

Trustee:                Deutsche Bank National Trust Company

Rating Agencies:        Moody's and S&P will rate the Senior Certificates, Class
                        I-B-1, Class II-B-1, Class I-B-2, Class II-B-2, Class
                        I-B-3 and Class II-B-3 Certificates. The Class I-B-4,
                        Class II-B-4, Class I-B-5 and Class II-B-5 Certificates will be rated by Moody's only. The Class I-B-6 and Class
                        II-B-6 Certificates will not be rated. It is expected that the Certificates will be assigned the credit ratings on page 2 of this Preliminary Term Sheet.

Cut-off Date:           The Cut-off Date is July 1, 2002.

Expected Pricing Date:  On or about July [19], 2002.

Closing Date:           On or about July 26, 2002.

Distribution Date:      The 25th of each month (or if such day is not a business
                        day, the next succeeding business day), commencing in August 2002.

Certificates:           The "Senior Certificates" will consist of the Class I-A,
                        Class II-A, Class I-R and Class II-R Certificates. The
                        "Subordinate Certificates" will consist of the Class
                        I-B-1, Class II-B-1, Class I-B-2, Class II-B-2, Class
                        I-B-3, Class II-B-3, Class I-B-4, Class II-B-4, Class
                        I-B-5, Class II-B-5, Class I-B-6 and Class II-B-6
                        Certificates. The Class I-A, Class I-R, Class II-R,
                        Class I-B-1, Class II-B-1, Class I-B-2, Class II-B-2,
                        Class I-B-3 and Class II-B-3 Certificates are collectively referred to herein as the "Offered
                        Certificates." The Senior Certificates and the
                        Subordinate Certificates are collectively referred to herein as the "Certificates."

Accrued Interest:       The Offered Certificates will settle with accrued
                        interest from the Cut-off Date, up to but not including the Closing Date ([25] days).

Interest Accrual
Period: The interest accrual period for the Offered Certificates for a given Distribution Date will be the calendar month preceding the month in which such Distribution Date occurs (on a 30/360 basis).

Registration:           The Offered Certificates will be made available in
                        book-entry form through DTC. It is anticipated that the Offered Certificates will also be made available in book-entry form through Clearstream, Luxembourg and the Euroclear System.

Federal Tax Treatment:  It is anticipated that the Offered Certificates (except the Class I-R and Class II-R Certificates) will be treated as REMIC regular interests for federal tax income purposes. The Class I-R and Class II-R Certificates will be treated as REMIC residual interests for tax purposes.

ERISA Eligibility:      The Offered Certificates (except the Class I-R and Class
                        II-R Certificates) are expected to be ERISA eligible.
                        Prospective investors should review with their legal advisors whether the purchase and holding of the Offered
                        Certificates (except the Class I-R and Class II-R
                        Certificates) could give rise to a transaction prohibited or not otherwise permissible under ERISA, the Internal Revenue Code or other similar laws. The Class
                        I-R and Class II-R Certificates are not expected to be ERISA eligible.

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document)

LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE

SMMEA Treatment:        The Offered Certificates are expected to constitute
                        "mortgage related securities" for purposes of SMMEA.

Optional Termination:   The terms of the transaction allow for a termination of
                        the Offered Certificates which may be exercised once the aggregate principal balance of the Mortgage Loans is equal to or less than [5]% of the aggregate principal balance of the Mortgage Loans as of the Cut-off Date
                        (the "Optional Call Date").

Pricing Prepayment
Speed: The Offered Certificates will be priced to a prepayment speed of [30]% CPR.

Mortgage Loans:         As of the Cut-off Date, the aggregate principal balance
                        of the mortgage loans described herein is approximately
                        $1,497,556,455 (the "Mortgage Loans"). The mortgage pool consists of conventional, COFI and MTA-indexed adjustable rate, first lien residential mortgage loans with original terms to maturity of not more than 40 years. All of the Mortgage Loans are assumable to the extent provided in the related mortgage note.

                        Group I Mortgage Loans: The Group I Mortgage Loans accrue interest at a mortgage rate which adjusts monthly based upon the 12-month moving average of the 1-year CMT index (the "MTA"). The Group I Mortgage Loans have an initial fixed-rate period ranging from 1 to 12 months. All but one of the Group I Mortgage Loans has a next rate adjustment date on August 1, 2002. On each adjustment date and after the related fixed-rate period, if applicable, the loan rate will be adjusted to equal the sum, generally rounded to the nearest multiple of 0.001%, of the MTA Index as available 15 days prior to each interest rate adjustment date and the gross margin. None of the Mortgage Loans are subject to a periodic rate adjustment cap. All of the Mortgage Loans are subject to a maximum mortgage rate.

                        Group II Mortgage Loans: The Group II Mortgage Loans accrue interest at a mortgage rate which adjusts monthly based upon the 11th District Cost of Funds index (the "COFI"). The Group II Mortgage Loans have an initial fixed-rate period ranging from 1 to 14 months. All but two of the Group II Mortgage Loans have a next rate adjustment date on August 1, 2002. On each adjustment date and after the related fixed-rate period, if applicable, the loan rate will be adjusted to equal the sum, generally rounded to the nearest multiple of 0.001%, of the COFI Index as available 15 days prior to each interest rate adjustment date and the gross margin. None of the Mortgage Loans are subject to a periodic rate adjustment cap. All of the Mortgage Loans are subject to a maximum mortgage rate.

                        For all of the Mortgage Loans, the minimum monthly payment amount is subject to adjustment on a date specified in the mortgage note and annually on the same date thereafter, subject to the conditions that (i) the amount of the monthly payment will not increase or decrease by an amount that is more than 7.50% of the current monthly payment, (ii) as of the fifth anniversary of the first due date and on the same day every five years thereafter, the monthly payment will be recast without regard to the limitation in clause (i) above to a fully amortizing amount based on the then current mortgage rate and (iii) if the unpaid principal balance would otherwise exceed a percentage (either 110% or 125%) of the original principal balance due to deferred interest (the "Negative Amortization Limit"), the monthly payment will be recast without regard to the limitation in clause (i) to a fully amortizing amount based on the then current mortgage rate .

                        See the attached collateral descriptions for more information. The information related to the Mortgage Loans described herein reflects information as of the Cut-off Date and is subject to a variance of approximately 10% from the amounts shown on the front cover and in the Mortgage Loan information herein.

                        The Relationship between the loan groups and the Offered Certificates. The certificates whose class designation begins with "I" correspond to loan group I. The certificates whose class designation begins with "II" correspond to loan group II.

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document)

LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE

Pas-Through Rate:       The Pass-Through Rate for each Mortgage Loan is equal to
                        its per annum interest rate less the sum of the related
                        Servicing Fee rate and the Master Servicing Fee rate
                        (0.05%). The Servicing fee Rate for each Mortgage Loan is equal to its margin less the sum of the margin for the certificates related to such group and the master servicing fee rate.

Net WAC: For either the Group I or Group II Mortgage Loans, the weighted average of the Pass-Through.Rates on each mortgage loan in such group as of the second preceding Due Date.

Credit Enhancement:     Senior/subordinate, shifting interest structure. The
                        credit enhancement information shown below is subject to final rating agency approval.

                        Credit enhancement for the Group I Senior Certificates will consist of the subordination of the Class I-B-1, Class I-B-2, Class I-B-3, Class I-B-4, Class I-B-5 and Class I-B-6 Certificates, initially 4.25% total subordination. Credit enhancement for the Group II Senior Certificates will consist of the subordination of the Class II-B-1, Class II-B-2, Class II-B-3, Class II-B-4, Class II-B-5 and Class II-B-6 Certificates, initially 4.50% total subordination.

Shifting Interest:      Until the first Distribution Date occurring after July
                        2012, the Subordinate Certificates that correspond to each loan group will be locked out from receipt of unscheduled principal (unless the Senior Certificates in its corresponding loan group are paid down to zero or the credit enhancement provided by the its Subordinate
                        Certificates has doubled prior to such date as described below). After such time and subject to standard collateral performance triggers (as described in the prospectus supplement), the Subordinate Certificates will receive their increasing portions of unscheduled principal.

                        The prepayment percentages on the Subordinate Certificates are as follows:

                                Periods:          Unscheduled Principal Payments (%)
                        -----------------------   ----------------------------------
                        August 2002 - July 2012             0% Pro Rata Share
                        August 2012 - July 2013            30% Pro Rata Share
                        August 2013 - July 2014            40% Pro Rata Share
                        August 2014 - July 2015            60% Pro Rata Share
                        August 2015 - July 2016            80% Pro Rata Share
                        August 2016 and after             100% Pro Rata Share

                        Notwithstanding the foregoing, if the credit enhancement provided by the Subordinate Certificates doubles (from the initial credit enhancement), unscheduled principal payments will be paid pro-rata between the Senior and Subordinate Certificates (subject to the performance triggers described in the prospectus supplement). However, if the credit enhancement provided by the Subordinate Certificates has doubled (subject to the performance triggers described in the prospectus supplement), (i) prior to the Distribution Date in July 2005, the Subordinate Certificates will be entitled to only 50% of their pro rata share of unscheduled principal payments or (ii) on or after the Distribution Date in July 2005, the Subordinate Certificates will be entitled to 100% of their pro rata share of unscheduled principal payments.

                        Any principal not allocated to the Subordinate Certificates will be allocated to the Senior Certificates. In the event the current senior percentage (aggregate principal balance of the Senior Certificates, divided by the aggregate principal balance of the Mortgage Loans) exceeds the applicable initial senior percentage (aggregate principal balance of the Senior Certificates as of the Closing Date, divided by the aggregate principal balance of the Mortgage Loans as of the Cut-off Date), the Senior Certificates will receive all unscheduled prepayments, regardless of any prepayment percentages.

Allocation of
Realized Losses:        Any loss realized on a mortgage loan in a loan group,
                        other than excess losses, on the Mortgage Loans will be allocated among the related certificates as follows:
                        first, to the Subordinate

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document)

LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE

                        Certificates in reverse order of their numerical Class designations, in each case until the respective class principal balance has been reduced to zero; and thereafter pro rata to the Senior Certificates until each respective class principal balance has been reduced to zero.

                        Excess losses (bankruptcy, special hazard and fraud losses in excess of the amounts established by the rating agencies) will be allocated to the Certificates on a pro rata basis.

Deferred Interest:      The Mortgage Loans can have negative amortization,
                        whereby the excess of (i) interest accrued on a Mortgage
                        Loan over (ii) the monthly payment on the Mortgage Loan, is deferred and added to the unpaid principal balance of the Mortgage Loans ("Deferred Interest").

                        The amount of accrued and unpaid interest for each Certificate will be reduced by Deferred Interest and added to the principal balance of the Certificates, on a pro-rata basis.

Certificates Priority
of Distributions:       Available funds from the Group I Mortgage Loans will be
                        distributed in the following order of priority :

                             1)   Classes I-A and I-R, accrued and unpaid
                                  interest, at the related Certificate Interest Rate;

                             2) Class I-R Certificate, principal, until its balance is reduced to zero;

                             3) Class I-A Certificate, principal, until its principal balance is reduced to zero;

                             4) Class I-B-1, Class I-B-2, Class I-B-3, Class I-B-4, Class I-B-5 and Class I-B-6 Certificates, in sequential order, accrued and unpaid interest at the respective Certificate Interest Rates and the respective shares of principal allocable to such Classes;

                             5)   Class I-R Certificate, any remaining amount.

                        Available funds from the Group II Mortgage Loans will be distributed in the following order of priority:

                             1) Classes II-A and II-R, accrued and unpaid interest, at the related Certificate Interest Rate;

                             2) Class II-R Certificate, principal, until its balance is reduced to zero;

                             3) Class II-A Certificate, principal, until its principal balance is reduced to zero;

                             4) Class II-B-1, Class II-B-2, Class II-B-3, Class II-B-4, Class II-B-5 and Class II-B-6 Certificates, in sequential order, accrued and unpaid interest at the respective Certificate Interest Rates and the respective shares of principal allocable to such Classes;

                             5)   Class II-R Certificate, any remaining amount.

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document)

                       COMPUTATIONAL MATERIALS DISCLAIMER

The attached tables and other statistical analyses (the "Computational Materials") are privileged and intended for use by the addressee only. These Computational Materials have been prepared by Lehman Brothers in reliance upon information furnished by the issuer of the securities and its affiliates. These Computational Materials are furnished to you solely by Lehman Brothers and not by the issuer of the securities. They may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein. As such, no assurance can be given as to the Computational Materials' accuracy, appropriateness or completeness in any particular context; nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayment assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Lehman Brothers nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

Although a registration statement (including the Prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification of such securities under the securities laws of any such state. Prospective purchasers are referred to the final prospectus supplement relating to the securities discussed in this communication for definitive Computational Materials and any matter discussed in this communication. Once available, a final prospectus and prospectus supplement may be obtained by contacting the Lehman Brothers ARMs Trading Desk at (212) 526-8315.

Please be advised that the securities described herein may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayment, yield curve and interest rate risks. Investors should make every effort to consider the risks of these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document)

    This information is furnished to you solely by Lehman Brothers and not by the issuer of the securities or any of its affiliates. Lehman Brothers is acting as the initial purchaser in connection with the proposed transaction.

             Sensitivity Analysis (to follow in subsequent version)

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document)

                     WaMu Mortgage Pass-Through Certificates
                                 Series 2002-AR9

                               Marketing Materials

                           $204,924,200 (Approximate)

                             [WASHINTON MUTUAL LOGO]

                   Washington Mutual Mortgage Securities Corp.
                          Depositor and Master Servicer

                           Washington Mutual Bank, FA
                                    Servicer

            ------------------------------------------------------
                                   Contacts
            ------------------------------------------------------

            Mortgage Trading     Matt Miller        (212) 526-8315
                                 Rishi Bansal       (212) 526-8315

            Syndicate            Kevin White        (212) 526-9519
                                 Daniel Covello     (212) 526-9519

            Mortgage Finance     Sam Tabet          (212) 526-7512
                                 Matt Lewis         (212) 526-7447
                                 Martin Priest      (212) 526-0212

            Structuring          Khalil Kanaan      (212) 526-5500
            ------------------------------------------------------

LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE

LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE

Preliminary Term Sheet                              Date Prepared: July 18, 2002

            WaMu Mortgage Pass-Through Certificates, Series 2002-AR9

             $204,924,200 (Approximate, Subject to +/- 5% Variance)

                      Publicly Offered Senior Certificates
                   Adjustable Rate Residential Mortgage Loans

======================================================================================================
                               WAL (Yrs)    Pmt Window
            Principal (2)          To         (Months)      Interest
                Amount        Maturity /    To Maturity /     Rate                    Expected Ratings
Class (1)     (Approx.)          Call           Call          Type     Tranche Type      Moody's/S&P
---------   -------------     -----------   -------------   --------   ------------   ----------------
   I-A      $823,097,000(3)   2.64 / 2.52   1-360 / 1-97       (4)       Senior           [Aaa/AAA]
   I-R      $        100          N/A            N/A           (4)      Senior R          [Aaa/AAA]
  I-B-1     $ 12,894,000      5.07 / 4.75   1-360 / 1-97       (4)     Subordinate        [Aa2/AA]
  I-B-2     $  6,447,000      5.07 / 4.75   1-360 / 1-97       (4)     Subordinate         [A2/A]
  I-B-3     $  6,447,000      5.07 / 4.75   1-360 / 1-97       (4)     Subordinate       [Baa2/BBB]
------------------------------------------------------------------------------------------------------
  I-B-4     $  5,587,000                                               Subordinate        [Ba2/NR]
  I-B-5     $  1,719,000        Privately Offered Certificates         Subordinate         [B2/NR]
  I-B-6     $  3,441,099                                               Subordinate         [NR/NR]
======================================================================================================
 Total:     $859,632,199

======================================================================================================
                               WAL (Yrs)    Pmt Window
            Principal (2)          To         (Months)      Interest
                Amount        Maturity /    To Maturity /     Rate                    Expected Ratings
Class (1)     (Approx.)          Call           Call          Type     Tranche Type      Moody's/S&P
---------   -------------     -----------   -------------   --------   ------------   ----------------
  II-A      $609,217,000(3)                  Not Offered                  Senior          [Aaa/AAA]
------------------------------------------------------------------------------------------------------
  II-R      $        100          N/A            N/A           (5)       Senior R         [Aaa/AAA]
 II-B-1     $  9,568,000      5.15 / 4.84   1-359 / 1-98       (5)     Subordinate        [Aa2/AA]
 II-B-2     $  5,422,000      5.15 / 4.84   1-359 / 1-98       (5)     Subordinate         [A2/A]
 II-B-3     $  4,146,000      5.15 / 4.84   1-359 / 1-98       (5)     Subordinate       [Baa2/BBB]
------------------------------------------------------------------------------------------------------
 II-B-4     $  5,741,000                                               Subordinate        [Ba2/NR]
 II-B-5     $  1,275,000           Privately Offered Certificates      Subordinate         [B2/NR]
 II-B-6     $  2,555,155                                               Subordinate         [NR/NR]
======================================================================================================
 Total:     $637,924,255

(1) The certificates whose class designation begins with "I" correspond to loan group I. The certificates whose class designation begins with "II" correspond to loan group II.

(2) The Certificates (as described herein) are collateralized by a pool of MTA and COFI indexed monthly adjustable rate, first-lien residential mortgage loans. Class sizes are subject to final collateral pool size and rating agency approval and may increase or decrease by up to 5%

(3) Approximately [$160,000,000] of the Class I-A Certificates are offered hereby. The remaining Class I-A Certificates and all of the Class II-A Certificates will be retained by WaMu.

(4) The Class I-A Certificates will have a coupon equal to the lesser of (i) MTA plus 1.40% and (ii) the Net WAC of the Group I Mortgage Loans.

(5) The Class II-A Certificates will have a coupon equal to the lesser of (i) COFI plus 1.25% and (ii) the Net WAC of the Group II Mortgage Loans.

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document)

LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE

Depositor and
Master Servicer:        Washington Mutual Mortgage Securities Corp. ("WMMSC").

Servicer:               Washington Mutual Bank, FA ("WMBFA").

Underwriter:            Lehman Brothers

Dealer:                 WaMu Capital Corp.

Trustee:                Deutsche Bank National Trust Company

Rating Agencies:        Moody's and S&P will rate the Senior Certificates,
                        Class I-B-1, Class II-B-1, Class I-B-2, Class II-B-2,
                        Class I-B-3 and Class II-B-3 Certificates. The Class
                        I-B-4, Class II-B-4, Class I-B-5 and Class II-B-5
                        Certificates will be rated by Moody's only. The Class
                        I-B-6 and Class II-B-6 Certificates will not be rated.
                        It is expected that the Certificates will be assigned the credit ratings on page 2 of this Preliminary Term
                        Sheet.

Cut-off Date:           The Cut-off Date is July 1, 2002.

Expected Pricing Date:  On or about July [19], 2002.

Closing Date:           On or about July 26, 2002.

Distribution Date:      The 25th of each month (or if such day is not a business
                        day, the next succeeding business day), commencing in August 2002.

Certificates:           The "Senior Certificates" will consist of the Class
                        I-A, Class II-A, Class I-R and Class II-R Certificates.
                        The "Subordinate Certificates" will consist of the Class I-B-1, Class II-B-1, Class I-B-2, Class II-B-2,
                        Class I-B-3, Class II-B-3, Class I-B-4, Class II-B-4,
                        Class I-B-5, Class II-B-5, Class I-B-6 and Class II-B-6
                        Certificates. The Class I-A, Class I-R, Class II-R,
                        Class I-B-1, Class II-B-1, Class I-B-2, Class II-B-2,
                        Class I-B-3 and Class II-B-3 Certificates are collectively referred to herein as the "Offered
                        Certificates." The Senior Certificates and the
                        Subordinate Certificates are collectively referred to herein as the "Certificates."

Accrued Interest:       The Offered Certificates will settle with accrued
                        interest from the Cut-off Date, up to but not including the Closing Date ([25] days).

Interest Accrual
Period: The interest accrual period for the Offered Certificates for a given Distribution Date will be the calendar month preceding the month in which such Distribution Date occurs (on a 30/360 basis).

Registration:           The Offered Certificates will be made available in
                        book-entry form through DTC. It is anticipated that the Offered Certificates will also be made available in book-entry form through Clearstream, Luxembourg and the Euroclear System.

Federal Tax Treatment:  It is anticipated that the Offered Certificates (except the Class I-R and Class II-R Certificates) will be treated as REMIC regular interests for federal tax income purposes. The Class I-R and Class II-R Certificates will be treated as REMIC residual interests for tax purposes.

ERISA Eligibility:      The Offered Certificates (except the Class I-R and
                        Class II-R Certificates) are expected to be ERISA eligible. Prospective investors should review with their legal advisors whether the purchase and holding of the Offered Certificates (except the Class I-R and
                        Class II-R Certificates) could give rise to a transaction prohibited or not otherwise permissible under ERISA, the Internal Revenue Code or other similar laws. The Class I-R and Class II-R Certificates are not expected to be ERISA eligible.

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document)

LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE

SMMEA Treatment:        The Offered Certificates are expected to constitute
                        "mortgage related securities" for purposes of SMMEA.

Optional Termination:   The terms of the transaction allow for a termination of
                        the Offered Certificates which may be exercised once the aggregate principal balance of the Mortgage Loans is equal to or less than [5]% of the aggregate principal balance of the Mortgage Loans as of the Cut-off Date
                        (the "Optional Call Date").

Pricing Prepayment
Speed: The Offered Certificates will be priced to a prepayment speed of [30]% CPR.

Mortgage Loans:         As of the Cut-off Date, the aggregate principal balance
                        of the mortgage loans described herein is approximately
                        $1,497,556,455 (the "Mortgage Loans"). The mortgage pool consists of conventional, COFI and MTA-indexed adjustable rate, first lien residential mortgage loans with original terms to maturity of not more than 40 years. All of the Mortgage Loans are assumable to the extent provided in the related mortgage note.

                        Group I Mortgage Loans: The Group I Mortgage Loans accrue interest at a mortgage rate which adjusts monthly based upon the 12-month moving average of the 1-year CMT index (the "MTA"). The Group I Mortgage Loans have an initial fixed-rate period ranging from 1 to 12 months. All but one of the Group I Mortgage Loans has a next rate adjustment date on August 1, 2002. On each adjustment date and after the related fixed-rate period, if applicable, the loan rate will be adjusted to equal the sum, generally rounded to the nearest multiple of 0.001%, of the MTA Index as available 15 days prior to each interest rate adjustment date and the gross margin. None of the Mortgage Loans are subject to a periodic rate adjustment cap. All of the Mortgage Loans are subject to a maximum mortgage rate.

                        Group II Mortgage Loans: The Group II Mortgage Loans accrue interest at a mortgage rate which adjusts monthly based upon the 11th District Cost of Funds index (the "COFI"). The Group II Mortgage Loans have an initial fixed-rate period ranging from 1 to 14 months. All but two of the Group II Mortgage Loans have a next rate adjustment date on August 1, 2002. On each adjustment date and after the related fixed-rate period, if applicable, the loan rate will be adjusted to equal the sum, generally rounded to the nearest multiple of 0.001%, of the COFI Index as available 15 days prior to each interest rate adjustment date and the gross margin. None of the Mortgage Loans are subject to a periodic rate adjustment cap. All of the Mortgage Loans are subject to a maximum mortgage rate.

                        For all of the Mortgage Loans, the minimum monthly payment amount is subject to adjustment on a date specified in the mortgage note and annually on the same date thereafter, subject to the conditions that (i) the amount of the monthly payment will not increase or decrease by an amount that is more than 7.50% of the current monthly payment, (ii) as of the fifth anniversary of the first due date and on the same day every five years thereafter, the monthly payment will be recast without regard to the limitation in clause
                        (i) above to a fully amortizing amount based on the then current mortgage rate and (iii) if the unpaid principal balance would otherwise exceed a percentage (either 110% or 125%) of the original principal balance due to deferred interest (the "Negative Amortization Limit"), the monthly payment will be recast without regard to the limitation in clause (i) to a fully amortizing amount based on the then current mortgage rate.

                        See the attached collateral descriptions for more information. The information related to the Mortgage Loans described herein reflects information as of the Cut-off Date and is subject to a variance of approximately 10% from the amounts shown on the front cover and in the Mortgage Loan information herein.

                        The Relationship between the loan groups and the Offered Certificates. The certificates whose class designation begins with "I" correspond to loan group I. The certificates whose class designation begins with "II" correspond to loan group II.

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document)

LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE

Pas-Through Rate:       The Pass-Through Rate for each Mortgage Loan is equal
                        to its per annum interest rate less the sum of the related Servicing Fee rate and the Master Servicing Fee rate (0.05%). The Servicing fee Rate for each Mortgage
                        Loan is equal to its margin less the sum of the margin for the certificates related to such group and the master servicing fee rate.

Net WAC: For either the Group I or Group II Mortgage Loans, the weighted average of the Pass-Through.Rates on each mortgage loan in such group as of the second preceding Due Date.

Credit Enhancement:     Senior/subordinate, shifting interest structure. The
                        credit enhancement information shown below is subject to final rating agency approval.

                        Credit enhancement for the Group I Senior Certificates will consist of the subordination of the Class I-B-1, Class I-B-2, Class I-B-3, Class I-B-4, Class I-B-5 and Class I-B-6 Certificates, initially 4.25% total subordination. Credit enhancement for the Group II Senior Certificates will consist of the subordination of the Class II-B-1, Class II-B-2, Class II-B-3, Class II-B-4, Class II-B-5 and Class II-B-6 Certificates, initially 4.50% total subordination.

Shifting Interest:      Until the first Distribution Date occurring after July
                        2012, the Subordinate Certificates that correspond to each loan group will be locked out from receipt of unscheduled principal (unless the Senior Certificates in its corresponding loan group are paid down to zero or the credit enhancement provided by the its Subordinate Certificates has doubled prior to such date as described below). After such time and subject to standard collateral performance triggers (as described in the prospectus supplement), the Subordinate
                        Certificates will receive their increasing portions of unscheduled principal.

                        The prepayment percentages on the Subordinate Certificates are as follows:

                                                  Unscheduled Principal
                        Periods:                       Payments (%)
                        --------                  ---------------------
                        August 2002 - July 2012      0% Pro Rata Share
                        August 2012 - July 2013     30% Pro Rata Share
                        August 2013 - July 2014     40% Pro Rata Share
                        August 2014 - July 2015     60% Pro Rata Share
                        August 2015 - July 2016     80% Pro Rata Share
                        August 2016 and after      100% Pro Rata Share

                        Notwithstanding the foregoing, if the credit enhancement provided by the Subordinate Certificates doubles (from the initial credit enhancement), unscheduled principal payments will be paid pro-rata between the Senior and Subordinate Certificates (subject to the performance triggers described in the prospectus supplement). However, if the credit enhancement provided by the Subordinate Certificates has doubled (subject to the performance triggers described in the prospectus supplement), (i) prior to the Distribution Date in July 2005, the Subordinate Certificates will be entitled to only 50% of their pro rata share of unscheduled principal payments or (ii) on or after the Distribution Date in July 2005, the Subordinate Certificates will be entitled to 100% of their pro rata share of unscheduled principal payments.

                        Any principal not allocated to the Subordinate Certificates will be allocated to the Senior Certificates. In the event the current senior percentage (aggregate principal balance of the Senior Certificates, divided by the aggregate principal balance of the Mortgage Loans) exceeds the applicable initial senior percentage (aggregate principal balance of the Senior Certificates as of the Closing Date, divided by the aggregate principal balance of the Mortgage Loans as of the Cut-off Date), the Senior Certificates will receive all unscheduled prepayments, regardless of any prepayment percentages.

Allocation of
Realized Losses:        Any loss realized on a mortgage loan in a loan group,
                        other than excess losses, on the Mortgage Loans will be allocated among the related certificates as follows:
                        first, to the Subordinate

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document)

LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE

                        Certificates in reverse order of their numerical Class designations, in each case until the respective class principal balance has been reduced to zero; and thereafter pro rata to the Senior Certificates until each respective class principal balance has been reduced to zero.

                        Excess losses (bankruptcy, special hazard and fraud losses in excess of the amounts established by the rating agencies) will be allocated to the Certificates on a pro rata basis.

Deferred Interest:      The Mortgage Loans can have negative amortization,
                        whereby the excess of (i) interest accrued on a Mortgage
                        Loan over (ii) the monthly payment on the Mortgage Loan, is deferred and added to the unpaid principal balance of the Mortgage Loans ("Deferred Interest").

                        The amount of accrued and unpaid interest for each Certificate will be reduced by Deferred Interest and added to the principal balance of the Certificates, on a pro-rata basis.

Certificates Priority
of Distributions:       Available funds from the Group I Mortgage Loans will be
                        distributed in the following order of priority:

                             1)   Classes I-A and I-R, accrued and unpaid
                                  interest, at the related Certificate Interest Rate;

                             2) Class I-R Certificate, principal, until its balance is reduced to zero;

                             3) Class I-A Certificate, principal, until its principal balance is reduced to zero;

                             4) Class I-B-1, Class I-B-2, Class I-B-3, Class I-B-4, Class I-B-5 and Class I-B-6 Certificates, in sequential order, accrued and unpaid interest at the respective Certificate Interest Rates and the respective shares of principal allocable to such Classes;

                             5)   Class I-R Certificate, any remaining amount.

                        Available funds from the Group II Mortgage Loans will be distributed in the following order of priority:

                             1) Classes II-A and II-R, accrued and unpaid interest, at the related Certificate Interest Rate;

                             2) Class II-R Certificate, principal, until its balance is reduced to zero;

                             3) Class II-A Certificate, principal, until its principal balance is reduced to zero;

                             4) Class II-B-1, Class II-B-2, Class II-B-3, Class II-B-4, Class II-B-5 and Class II-B-6 Certificates, in sequential order, accrued and unpaid interest at the respective Certificate Interest Rates and the respective shares of principal allocable to such Classes;

                             5)   Class II-R Certificate, any remaining amount.

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document)

                       COMPUTATIONAL MATERIALS DISCLAIMER

The attached tables and other statistical analyses (the "Computational Materials") are privileged and intended for use by the addressee only. These Computational Materials have been prepared by Lehman Brothers in reliance upon information furnished by the issuer of the securities and its affiliates. These Computational Materials are furnished to you solely by Lehman Brothers and not by the issuer of the securities. They may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein. As such, no assurance can be given as to the Computational Materials' accuracy, appropriateness or completeness in any particular context; nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayment assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Lehman Brothers nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

Although a registration statement (including the Prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification of such securities under the securities laws of any such state. Prospective purchasers are referred to the final prospectus supplement relating to the securities discussed in this communication for definitive Computational Materials and any matter discussed in this communication. Once available, a final prospectus and prospectus supplement may be obtained by contacting the Lehman Brothers ARMs Trading Desk at (212) 526-8315.

Please be advised that the securities described herein may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayment, yield curve and interest rate risks. Investors should make every effort to consider the risks of these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document)

 This information is furnished to you solely by Lehman Brothers and not by the issuer of the securities or any of its affiliates. Lehman Brothers is acting as the initial purchaser in connection with the proposed transaction.

                              Sensitivity Analysis

Class I-A to Call
---------------------------------------------------------------------------

---------------------------------------------------------------------------
                 15% CPR    20% CPR   25% CPR   30% CPR   35% CPR   40% CPR
===========================================================================
Price 100-08       3.86      3.83       3.79     3.75       3.71     3.67
===========================================================================
WAL (yr)           5.15      3.90       3.09     2.52       2.10     1.78
First Prin Pay   8/25/02    8/25/02   8/25/02   8/25/02   8/25/02   8/25/02
Last Prin Pay    6/25/18   10/25/14   5/25/12   8/25/10   4/25/09   4/25/08
MDUR (yr)          4.31      3.39       2.75     2.29       1.93     1.66
---------------------------------------------------------------------------

Class I-B-1 to Call
---------------------------------------------------------------------------

---------------------------------------------------------------------------
                 15% CPR    20% CPR   25% CPR   30% CPR   35% CPR   40% CPR
===========================================================================
Price 99-13+       4.03      4.04       4.05     4.06       4.07     4.08
===========================================================================
WAL (yr)           8.75      6.68       5.52     4.75       4.15     3.66
First Prin Pay   8/25/02    8/25/02   8/25/02   8/25/02   8/25/02   8/25/02
Last Prin Pay    6/25/18   10/25/14   5/25/12   8/25/10   4/25/09   4/25/08
MDUR (yr)          7.06      5.64       4.78     4.20       3.71     3.32
---------------------------------------------------------------------------

Class I-B-2 to Call
---------------------------------------------------------------------------

---------------------------------------------------------------------------
                 15% CPR    20% CPR   25% CPR   30% CPR   35% CPR   40% CPR
===========================================================================
Price 98-17+       4.15      4.20       4.23     4.27       4.30     4.34
===========================================================================
WAL (yr)           8.75      6.68       5.52     4.75       4.15     3.66
First Prin Pay   8/25/02    8/25/02   8/25/02   8/25/02   8/25/02   8/25/02
Last Prin Pay    6/25/18   10/25/14   5/25/12   8/25/10   4/25/09   4/25/08
MDUR (yr)          7.04      5.62       4.77     4.19       3.70     3.31
---------------------------------------------------------------------------

Class I-B-3 to Call
---------------------------------------------------------------------------

---------------------------------------------------------------------------
                 15% CPR    20% CPR   25% CPR   30% CPR   35% CPR   40% CPR
===========================================================================
Price 93-24        4.87      5.09       5.29     5.47       5.66     5.86
===========================================================================
WAL (yr)           8.75      6.68       5.52     4.75       4.15     3.66
First Prin Pay   8/25/02    8/25/02   8/25/02   8/25/02   8/25/02   8/25/02
Last Prin Pay    6/25/18   10/25/14   5/25/12   8/25/10   4/25/09   4/25/08
MDUR (yr)          6.91      5.52       4.68     4.12       3.64     3.25
---------------------------------------------------------------------------

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document)

 This information is furnished to you solely by Lehman Brothers and not by the issuer of the securities or any of its affiliates. Lehman Brothers is acting as the initial purchaser in connection with the proposed transaction.

Class II-B-1 to Call
---------------------------------------------------------------------------

---------------------------------------------------------------------------
                 15% CPR    20% CPR   25% CPR   30% CPR   35% CPR   40% CPR
===========================================================================
Price 98-17+       4.22      4.26       4.30     4.33       4.37     4.41
===========================================================================
WAL (yr)           8.98      6.83       5.62     4.84       4.22     3.72
First Prin Pay   8/25/02    8/25/02   8/25/02   8/25/02   8/25/02   8/25/02
Last Prin Pay    9/25/18   12/25/14   6/25/12   9/25/10   5/25/09   5/25/08
MDUR (yr)          7.18      5.72       4.84     4.25       3.76     3.35
---------------------------------------------------------------------------

Class II-B-2 to Call
---------------------------------------------------------------------------

---------------------------------------------------------------------------
                 15% CPR    20% CPR   25% CPR   30% CPR   35% CPR   40% CPR
===========================================================================
Price 97-21+       4.34      4.42       4.48     4.54       4.61     4.67
===========================================================================
WAL (yr)           8.98      6.83       5.62     4.84       4.22     3.72
First Prin Pay   8/25/02    8/25/02   8/25/02   8/25/02   8/25/02   8/25/02
Last Prin Pay    9/25/18   12/25/14   6/25/12   9/25/10   5/25/09   5/25/08
MDUR (yr)          7.16      5.70       4.83     4.24       3.75     3.34
---------------------------------------------------------------------------

Class II-B-3 to Call
---------------------------------------------------------------------------

---------------------------------------------------------------------------
                 15% CPR    20% CPR   25% CPR   30% CPR   35% CPR   40% CPR
===========================================================================
Price 92-27+       5.05      5.31       5.54     5.74       5.96     6.19
===========================================================================
WAL (yr)           8.98      6.83       5.62     4.84       4.22     3.72
First Prin Pay   8/25/02    8/25/02   8/25/02   8/25/02   8/25/02   8/25/02
Last Prin Pay    9/25/18   12/25/14   6/25/12   9/25/10   5/25/09   5/25/08
MDUR (yr)          7.03      5.60       4.75     4.17       3.68     3.29
---------------------------------------------------------------------------

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document)

 This information is furnished to you solely by Lehman Brothers and not by the issuer of the securities or any of its affiliates. Lehman Brothers is acting as the initial purchaser in connection with the proposed transaction.

Class I-A to Maturity
--------------------------------------------------------------------------

--------------------------------------------------------------------------
                 15% CPR   20% CPR   25% CPR   30% CPR   35% CPR   40% CPR
==========================================================================
Price 100-08       3.87     3.83       3.80     3.76       3.72     3.68
==========================================================================
WAL (yr)           5.34     4.08       3.23     2.64       2.20     1.87
First Prin Pay   8/25/02   8/25/02   8/25/02   8/25/02   8/25/02   8/25/02
Last Prin Pay    7/25/32   7/25/32   7/25/32   7/25/32   7/25/32   7/25/32
MDUR (yr)          4.40     3.48       2.84     2.37       2.00     1.72
--------------------------------------------------------------------------

Class I-B-1 to Maturity
--------------------------------------------------------------------------

--------------------------------------------------------------------------
                 15% CPR   20% CPR   25% CPR   30% CPR   35% CPR   40% CPR
==========================================================================
Price 99-13+       4.03     4.04       4.05     4.05       4.06     4.07
==========================================================================
WAL (yr)           9.16     7.05       5.85     5.07       4.45     3.95
First Prin Pay   8/25/02   8/25/02   8/25/02   8/25/02   8/25/02   8/25/02
Last Prin Pay    7/25/32   7/25/32   7/25/32   7/25/32   7/25/32   7/25/32
MDUR (yr)          7.25     5.83       4.98     4.40       3.92     3.53
--------------------------------------------------------------------------

Class I-B-2 to Maturity
--------------------------------------------------------------------------

--------------------------------------------------------------------------
                 15% CPR   20% CPR   25% CPR   30% CPR   35% CPR   40% CPR
==========================================================================
Price 98-17+        4.15     4.19      4.22     4.25       4.29     4.32
==========================================================================
WAL (yr)            9.16     7.05      5.85     5.07       4.45     3.95
First Prin Pay   8/25/02   8/25/02   8/25/02   8/25/02   8/25/02   8/25/02
Last Prin Pay    7/25/32   7/25/32   7/25/32   7/25/32   7/25/32   7/25/32
MDUR (yr)           7.22     5.81      4.96     4.38       3.91     3.51
--------------------------------------------------------------------------

Class I-B-3 to Maturity
--------------------------------------------------------------------------

--------------------------------------------------------------------------
                 15% CPR   20% CPR   25% CPR   30% CPR   35% CPR   40% CPR
==========================================================================
Price 93-24        4.85     5.05       5.24     5.40       5.58     5.75
==========================================================================
WAL (yr)           9.16     7.05       5.85     5.07       4.45     3.95
First Prin Pay   8/25/02   8/25/02   8/25/02   8/25/02   8/25/02   8/25/02
Last Prin Pay    7/25/32   7/25/32   7/25/32   7/25/32   7/25/32   7/25/32
MDUR (yr)          7.06     5.68       4.85     4.29       3.82     3.44
--------------------------------------------------------------------------

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document)

 This information is furnished to you solely by Lehman Brothers and not by the issuer of the securities or any of its affiliates. Lehman Brothers is acting as the initial purchaser in connection with the proposed transaction.

Class II-B-1 to Maturity
--------------------------------------------------------------------------

--------------------------------------------------------------------------
                 15% CPR   20% CPR   25% CPR   30% CPR   35% CPR   40% CPR
==========================================================================
Price 98-17+       4.22     4.25       4.29     4.32       4.35     4.39
==========================================================================
WAL (yr)           9.39     7.20       5.96     5.15       4.52     4.01
First Prin Pay   8/25/02   8/25/02   8/25/02   8/25/02   8/25/02   8/25/02
Last Prin Pay    6/25/32   6/25/32   6/25/32   6/25/32   6/25/32   6/25/32
MDUR (yr)          7.36     5.91       5.04     4.44       3.96     3.56
--------------------------------------------------------------------------

Class II-B-2 to Maturity
--------------------------------------------------------------------------

--------------------------------------------------------------------------
                 15% CPR   20% CPR   25% CPR   30% CPR   35% CPR   40% CPR
==========================================================================
Price 97-21+       4.34     4.41       4.47     4.52       4.58     4.64
==========================================================================
WAL (yr)           9.39     7.20       5.96     5.15       4.52     4.01
First Prin Pay   8/25/02   8/25/02   8/25/02   8/25/02   8/25/02   8/25/02
Last Prin Pay    6/25/32   6/25/32   6/25/32   6/25/32   6/25/32   6/25/32
MDUR (yr)          7.33     5.89       5.02     4.43       3.94     3.54
--------------------------------------------------------------------------

Class II-B-3 to Maturity
--------------------------------------------------------------------------

--------------------------------------------------------------------------
                 15% CPR   20% CPR   25% CPR   30% CPR   35% CPR   40% CPR
==========================================================================
Price 92-27+       5.03     5.27       5.48     5.67       5.87     6.08
==========================================================================
WAL (yr)           9.39     7.20       5.96     5.15       4.52     4.01
First Prin Pay   8/25/02   8/25/02   8/25/02   8/25/02   8/25/02   8/25/02
Last Prin Pay    6/25/32   6/25/32   6/25/32   6/25/32   6/25/32   6/25/32
MDUR (yr)          7.18     5.76       4.91     4.33       3.86     3.47
--------------------------------------------------------------------------

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document)

 This information is furnished to you solely by Lehman Brothers and not by the issuer of the securities or any of its affiliates. Lehman Brothers is acting as the initial purchaser in connection with the proposed transaction.

                Net Effective Margin (in bps): Class I-A to Call

-------------------------------------------------------------------------
  % CPR            15%                   20%                  25%
-------------------------------------------------------------------------
  Price      Margin   Duration    Margin    Duration    Margin   Duration
---------   -------   --------   --------   --------   -------   --------
  99-10      152.8      4.27       155.4      3.36      158.2      2.73
  99-12      151.4                 153.6                155.9
  99-14      149.9                 151.7                153.6
  99-16      148.4                 149.8                151.3
  99-18      147.0                 148.0                149.0

  99-20      145.5      4.28       146.1      3.37      146.7      2.73
  99-22      144.0                 144.2                144.5
  99-24      142.6                 142.4                142.2
  99-26      141.1                 140.5                139.9
  99-28      139.7                 138.7                137.6

  99-30      138.2      4.30       136.8      3.38      135.3      2.74
  100-00     136.8                 135.0                133.1
  100-02     135.3                 133.1                130.8
  100-04     133.9                 131.3                128.5
  100-06     132.4                 129.5                126.3

  100-08     131.0      4.31       127.6      3.39      124.0      2.75
  100-10     129.5                 125.8                121.7
  100-12     128.1                 123.9                119.5
  100-14     126.6                 122.1                117.2
  100-16     125.2                 120.3                115.0

  100-18     123.8      4.32       118.5      3.40      112.7      2.76
  100-20     122.3                 116.6                110.5
  100-22     120.9                 114.8                108.2
  100-24     119.5                 113.0                106.0
  100-26     118.0                 111.2                103.8

  100-28     116.6      4.33       109.4      3.41      101.5      2.77
  100-30     115.2                 107.5                 99.3
  101-00     113.8                 105.7                 97.1
  101-02     112.3                 103.9                 94.8
  101-04     110.9                 102.1                 92.6

  101-06     109.5      4.35       100.3      3.42       90.4      2.78
-------------------------------------------------------------------------
   WAL        5.15                 3.90                  3.09
First Pay   8/25/02              8/25/02               8/25/02
 Last Pay   6/25/18              10/25/14              5/25/12
-------------------------------------------------------------------------

------------------------------------------------------------------------
  % CPR            30%                  35%                  40%
------------------------------------------------------------------------
  Price      Margin   Duration    Margin   Duration    Margin   Duration
---------   -------   --------   -------   --------   -------   --------
  99-10      161.3      2.26      164.6      1.91      168.1      1.64
  99-12      158.5                161.3                164.3
  99-14      155.7                158.0                160.5
  99-16      153.0                154.8                156.7
  99-18      150.2                151.5                152.9

  99-20      147.5      2.27      148.2      1.92      149.0      1.65
  99-22      144.7                145.0                145.2
  99-24      142.0                141.7                141.5
  99-26      139.2                138.5                137.7
  99-28      136.5                135.2                133.9

  99-30      133.7      2.28      132.0      1.93      130.1      1.65
  100-00     131.0                128.7                126.3
  100-02     128.2                125.5                122.5
  100-04     125.5                122.3                118.8
  100-06     122.8                119.0                115.0

  100-08     120.1      2.29      115.8      1.93      111.3      1.66
  100-10     117.3                112.6                107.5
  100-12     114.6                109.4                103.8
  100-14     111.9                106.2                100.0
  100-16     109.2                103.0                 96.3

  100-18     106.5      2.29       99.8      1.94       92.5      1.66
  100-20     103.8                 96.6                 88.8
  100-22     101.1                 93.4                 85.1
  100-24      98.4                 90.2                 81.4
  100-26      95.7                 87.0                 77.7

  100-28      93.0      2.30       83.8      1.95       74.0      1.67
  100-30      90.3                 80.7                 70.2
  101-00      87.6                 77.5                 66.5
  101-02      85.0                 74.3                 62.9
  101-04      82.3                 71.1                 59.2

  101-06      79.6      2.31       68.0      1.95       55.5      1.67
------------------------------------------------------------------------
   WAL        2.52                 2.10                 1.78
First Pay   8/25/02              8/25/02              8/25/02
 Last Pay   8/25/10              4/25/09              4/25/08
------------------------------------------------------------------------

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document)

 This information is furnished to you solely by Lehman Brothers and not by the issuer of the securities or any of its affiliates. Lehman Brothers is acting as the initial purchaser in connection with the proposed transaction.

             Net Effective Margin (in bps): Class I-B-1 to Maturity

------------------------------------------------------------------------
  % CPR            15%                  20%                  25%
------------------------------------------------------------------------
  Price      Margin   Duration    Margin   Duration    Margin   Duration
---------   -------   --------   -------   --------   -------   --------
  98-15+     160.5      7.22      164.6      5.81      168.3      4.96
  98-17+     159.6                163.5                167.0
  98-19+     158.7                162.5                165.7
  98-21+     157.8                161.4                164.5
  98-23+     157.0                160.3                163.2

  98-25+     156.1      7.23      159.2      5.82      161.9      4.97
  98-27+     155.2                158.1                160.7
  98-29+     154.3                157.0                159.4
  98-31+     153.5                155.9                158.1
  99-01+     152.6                154.9                156.9

  99-03+     151.7      7.24      153.8      5.83      155.6      4.97
  99-05+     150.9                152.7                154.3
  99-07+     150.0                151.6                153.1
  99-09+     149.1                150.5                151.8
  99-11+     148.3                149.5                150.5

  99-13+     147.4      7.25      148.4      5.83      149.3      4.98
  99-15+     146.5                147.3                148.0
  99-17+     145.7                146.2                146.8
  99-19+     144.8                145.2                145.5
  99-21+     143.9                144.1                144.2

  99-23+     143.1      7.26      143.0      5.84      143.0      4.99
  99-25+     142.2                142.0                141.7
  99-27+     141.4                140.9                140.5
  99-29+     140.5                139.8                139.2
  99-31+     139.6                138.8                138.0

 100-01+     138.8      7.27      137.7      5.85      136.7      4.99
 100-03+     137.9                136.6                135.5
 100-05+     137.1                135.6                134.2
 100-07+     136.2                134.5                133.0
 100-09+     135.3                133.4                131.7

 100-11+     134.5      7.28      132.4      5.86      130.5      5.00
------------------------------------------------------------------------
   WAL        9.16                 7.05                 5.85
First Pay   8/25/02              8/25/02              8/25/02
 Last Pay   7/25/32              7/25/32              7/25/32
------------------------------------------------------------------------

------------------------------------------------------------------------
  % CPR            30%                  35%                  40%
------------------------------------------------------------------------
  Price      Margin   Duration    Margin   Duration    Margin   Duration
---------   -------   --------   -------   --------   -------   --------
  98-15+     171.6     4.38       175.1     3.90       178.6     3.51
  98-17+     170.2                173.4                176.8
  98-19+     168.7                171.8                175.0
  98-21+     167.3                170.2                173.2
  98-23+     165.8                168.6                171.4

  98-25+     164.4     4.39       167.0     3.91       169.6     3.52
  98-27+     162.9                165.3                167.8
  98-29+     161.5                163.7                166.0
  98-31+     160.1                162.1                164.2
  99-01+     158.6                160.5                162.4

  99-03+     157.2     4.39       158.9     3.92       160.7     3.52
  99-05+     155.8                157.3                158.9
  99-07+     154.3                155.7                157.1
  99-09+     152.9                154.1                155.3
  99-11+     151.5                152.5                153.5

  99-13+     150.1     4.40       150.9     3.92       151.7     3.53
  99-15+     148.6                149.3                150.0
  99-17+     147.2                147.7                148.2
  99-19+     145.8                146.1                146.4
  99-21+     144.4                144.5                144.6

  99-23+     142.9     4.40       142.9     3.93       142.9     3.53
  99-25+     141.5                141.3                141.1
  99-27+     140.1                139.7                139.3
  99-29+     138.7                138.1                137.6
  99-31+     137.3                136.5                135.8

 100-01+     135.9     4.41       135.0     3.93       134.0     3.54
 100-03+     134.4                133.4                132.3
 100-05+     133.0                131.8                130.5
 100-07+     131.6                130.2                128.7
 100-09+     130.2                128.6                127.0

 100-11+     128.8     4.42       127.0     3.94       125.2     3.54
------------------------------------------------------------------------
   WAL        5.07                 4.45                 3.95
First Pay   8/25/02              8/25/02              8/25/02
 Last Pay   7/25/32              7/25/32              7/25/32
------------------------------------------------------------------------

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document)

 This information is furnished to you solely by Lehman Brothers and not by the issuer of the securities or any of its affiliates. Lehman Brothers is acting as the initial purchaser in connection with the proposed transaction.

             Net Effective Margin (in bps): Class I-B-2 to Maturity

------------------------------------------------------------------------
  % CPR            15%                  20%                  25%
------------------------------------------------------------------------
  Price      Margin   Duration    Margin   Duration    Margin   Duration
---------   -------   --------   -------   --------   -------   --------
  97-19+     172.8      7.19      180.0      5.79      186.3      4.94
  97-21+     171.9                178.9                185.0
  97-23+     171.1                177.8                183.7
  97-25+     170.2                176.7                182.4
  97-27+     169.3                175.6                181.1

  97-29+     168.4      7.20      174.5      5.79      179.8      4.95
  97-31+     167.5                173.4                178.6
  98-01+     166.6                172.3                177.3
  98-03+     165.7                171.2                176.0
  98-05+     164.9                170.1                174.7

  98-07+     164.0      7.21      169.0      5.80      173.4      4.95
  98-09+     163.1                167.9                172.1
  98-11+     162.2                166.8                170.9
  98-13+     161.3                165.7                169.6
  98-15+     160.5                164.6                168.3

  98-17+     159.6      7.22      163.5      5.81      167.0      4.96
  98-19+     158.7                162.5                165.7
  98-21+     157.8                161.4                164.5
  98-23+     157.0                160.3                163.2
  98-25+     156.1                159.2                161.9

  98-27+     155.2      7.23      158.1      5.82      160.7      4.97
  98-29+     154.3                157.0                159.4
  98-31+     153.5                155.9                158.1
  99-01+     152.6                154.9                156.9
  99-03+     151.7                153.8                155.6

  99-05+     150.9      7.24      152.7      5.83      154.3      4.97
  99-07+     150.0                151.6                153.1
  99-09+     149.1                150.5                151.8
  99-11+     148.3                149.5                150.5
  99-13+     147.4                148.4                149.3

  99-15+     146.5      7.25      147.3      5.84      148.0      4.98
------------------------------------------------------------------------
   WAL        9.16                 7.05                 5.85
First Pay   8/25/02              8/25/02              8/25/02
 Last Pay   7/25/32              7/25/32              7/25/32
------------------------------------------------------------------------

------------------------------------------------------------------------
  % CPR            30%                  35%                  40%
------------------------------------------------------------------------
  Price      Margin   Duration    Margin   Duration    Margin   Duration
---------   -------   --------   -------   --------   -------   --------
  97-19+     192.0      4.36      197.9      3.89      204.0      3.50
  97-21+     190.5                196.3                202.2
  97-23+     189.0                194.6                200.4
  97-25+     187.6                193.0                198.5
  97-27+     186.1                191.4                196.7

  97-29+     184.7      4.37      189.7      3.90      194.9      3.50
  97-31+     183.2                188.1                193.1
  98-01+     181.8                186.4                191.3
  98-03+     180.3                184.8                189.5
  98-05+     178.8                183.2                187.6

  98-07+     177.4      4.38      181.6      3.90      185.8      3.51
  98-09+     175.9                179.9                184.0
  98-11+     174.5                178.3                182.2
  98-13+     173.0                176.7                180.4
  98-15+     171.6                175.1                178.6

  98-17+     170.2      4.38      173.4      3.91      176.8      3.51
  98-19+     168.7                171.8                175.0
  98-21+     167.3                170.2                173.2
  98-23+     165.8                168.6                171.4
  98-25+     164.4                167.0                169.6

  98-27+     162.9      4.39      165.3      3.91      167.8      3.52
  98-29+     161.5                163.7                166.0
  98-31+     160.1                162.1                164.2
  99-01+     158.6                160.5                162.4
  99-03+     157.2                158.9                160.7

  99-05+     155.8      4.39      157.3      3.92      158.9      3.52
  99-07+     154.3                155.7                157.1
  99-09+     152.9                154.1                155.3
  99-11+     151.5                152.5                153.5
  99-13+     150.1                150.9                151.7

  99-15+     148.6      4.40      149.3      3.92      150.0      3.53
------------------------------------------------------------------------
   WAL        5.07                 4.45                 3.95
First Pay   8/25/02              8/25/02              8/25/02
 Last Pay   7/25/32              7/25/32              7/25/32
------------------------------------------------------------------------

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document)

 This information is furnished to you solely by Lehman Brothers and not by the issuer of the securities or any of its affiliates. Lehman Brothers is acting as the initial purchaser in connection with the proposed transaction.

             Net Effective Margin (in bps): Class I-B-3 to Maturity

------------------------------------------------------------------------
  % CPR            15%                  20%                  25%
------------------------------------------------------------------------
  Price      Margin   Duration    Margin   Duration    Margin   Duration
---------   -------   --------   -------   --------   -------   --------
  92-26      243.6      7.03      267.9      5.66      289.3      4.83
  92-28      242.6                266.7                287.9
  92-30      241.6                265.5                286.5
  93-00      240.7                264.4                285.1
  93-02      239.7                263.2                283.7

  93-04      238.8      7.04      262.0      5.66      282.3      4.84
  93-06      237.8                260.8                281.0
  93-08      236.9                259.6                279.6
  93-10      235.9                258.4                278.2
  93-12      235.0                257.3                276.8

  93-14      234.0      7.05      256.1      5.67      275.4      4.84
  93-16      233.1                254.9                274.1
  93-18      232.2                253.7                272.7
  93-20      231.2                252.6                271.3
  93-22      230.3                251.4                269.9

  93-24      229.3      7.06      250.2      5.68      268.6      4.85
  93-26      228.4                249.0                267.2
  93-28      227.4                247.9                265.8
  93-30      226.5                246.7                264.5
  94-00      225.6                245.5                263.1

  94-02      224.6      7.07      244.4      5.69      261.7      4.86
  94-04      223.7                243.2                260.4
  94-06      222.8                242.0                259.0
  94-08      221.8                240.9                257.6
  94-10      220.9                239.7                256.3

  94-12      220.0      7.08      238.6      5.70      254.9      4.87
  94-14      219.0                237.4                253.6
  94-16      218.1                236.2                252.2
  94-18      217.2                235.1                250.8
  94-20      216.2                233.9                249.5

  94-22      215.3      7.09      232.8      5.71      248.1      4.87
------------------------------------------------------------------------
   WAL        9.16                 7.05                 5.85
First Pay   8/25/02              8/25/02              8/25/02
 Last Pay   7/25/32              7/25/32              7/25/32
------------------------------------------------------------------------

------------------------------------------------------------------------
  % CPR            30%                  35%                  40%
------------------------------------------------------------------------
  Price      Margin   Duration    Margin   Duration    Margin   Duration
---------   -------   --------   -------   --------   -------   --------
  92-26      308.5      4.27      328.6      3.81      349.4      3.42
  92-28      306.9                326.9                347.4
  92-30      305.3                325.1                345.5
  93-00      303.8                323.3                343.5
  93-02      302.2                321.6                341.5

  93-04      300.6      4.28      319.8      3.81      339.6      3.43
  93-06      299.1                318.1                337.6
  93-08      297.5                316.3                335.7
  93-10      295.9                314.6                333.7
  93-12      294.4                312.8                331.8

  93-14      292.8      4.28      311.1      3.82      329.8      3.43
  93-16      291.3                309.3                327.9
  93-18      289.7                307.6                326.0
  93-20      288.1                305.8                324.0
  93-22      286.6                304.1                322.1

  93-24      285.0      4.29      302.3      3.82      320.1      3.44
  93-26      283.5                300.6                318.2
  93-28      281.9                298.9                316.3
  93-30      280.4                297.1                314.3
  94-00      278.8                295.4                312.4

  94-02      277.3      4.29      293.6      3.83      310.5      3.44
  94-04      275.8                291.9                308.6
  94-06      274.2                290.2                306.6
  94-08      272.7                288.5                304.7
  94-10      271.1                286.7                302.8

  94-12      269.6      4.30      285.0      3.83      300.9      3.45
  94-14      268.1                283.3                299.0
  94-16      266.5                281.6                297.0
  94-18      265.0                279.8                295.1
  94-20      263.5                278.1                293.2

  94-22      261.9      4.31      276.4      3.84      291.3      3.45
------------------------------------------------------------------------
   WAL        5.07                 4.45                 3.95
First Pay   8/25/02              8/25/02              8/25/02
 Last Pay   7/25/32              7/25/32              7/25/32
------------------------------------------------------------------------

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document)

  This information is furnished to you solely by Lehman Brothers and not by the issuer of the securities or any of its affiliates. Lehman Brothers is acting as the initial purchaser in connection with the proposed transaction.

             Net Effective Margin (in bps): Class II-B-1 to Maturity

------------------------------------------------------------------------
  % CPR            15%                  20%                  25%
------------------------------------------------------------------------

  Price      Margin   Duration    Margin   Duration    Margin   Duration
---------   -------   --------   -------   --------   -------   --------
  97-19+     157.4      7.33      164.5      5.89      170.7      5.02
  97-21+     156.5                163.4                169.5
  97-23+     155.6                162.3                168.2
  97-25+     154.7                161.2                166.9
  97-27+     153.9                160.1                165.6

  97-29+     153.0      7.34      159.0      5.90      164.4      5.02
  97-31+     152.1                158.0                163.1
  98-01+     151.3                156.9                161.8
  98-03+     150.4                155.8                160.6
  98-05+     149.5                154.7                159.3

  98-07+     148.7      7.35      153.7      5.90      158.0      5.03
  98-09+     147.8                152.6                156.8
  98-11+     147.0                151.5                155.5
  98-13+     146.1                150.4                154.3
  98-15+     145.2                149.4                153.0

  98-17+     144.4      7.36      148.3      5.91      151.7      5.04
  98-19+     143.5                147.2                150.5
  98-21+     142.7                146.2                149.2
  98-23+     141.8                145.1                148.0
  98-25+     140.9                144.0                146.7

  98-27+     140.1      7.37      143.0      5.92      145.5      5.04
  98-29+     139.2                141.9                144.2
  98-31+     138.4                140.8                143.0
  99-01+     137.5                139.8                141.7
  99-03+     136.7                138.7                140.5

  99-05+     135.8      7.38      137.6      5.93      139.2      5.05
  99-07+     135.0                136.6                138.0
  99-09+     134.1                135.5                136.8
  99-11+     133.3                134.5                135.5
  99-13+     132.4                133.4                134.3

  99-15+     131.6      7.39      132.3      5.94      133.0      5.06
------------------------------------------------------------------------
   WAL        9.39                 7.20                 5.96
First Pay   8/25/02              8/25/02              8/25/02
 Last Pay   6/25/32              6/25/32              6/25/32
------------------------------------------------------------------------

------------------------------------------------------------------------
  % CPR            30%                  35%                  40%
------------------------------------------------------------------------

  Price      Margin   Duration    Margin   Duration    Margin   Duration
---------   -------   --------   -------   --------   -------   --------
  97-19+     176.4      4.43      182.3      3.94      188.4      3.54
  97-21+     174.9                180.7                186.6
  97-23+     173.5                179.0                184.8
  97-25+     172.0                177.4                183.0
  97-27+     170.6                175.8                181.2

  97-29+     169.2      4.43      174.2      3.95      179.4      3.55
  97-31+     167.7                172.6                177.6
  98-01+     166.3                171.0                175.8
  98-03+     164.9                169.4                174.0
  98-05+     163.4                167.7                172.2

  98-07+     162.0      4.44      166.1      3.95      170.4      3.55
  98-09+     160.6                164.5                168.6
  98-11+     159.1                162.9                166.8
  98-13+     157.7                161.3                165.0
  98-15+     156.3                159.7                163.3

  98-17+     154.9      4.44      158.1      3.96      161.5      3.56
  98-19+     153.4                156.5                159.7
  98-21+     152.0                154.9                157.9
  98-23+     150.6                153.3                156.2
  98-25+     149.2                151.7                154.4

  98-27+     147.8      4.45      150.1      3.96      152.6      3.56
  98-29+     146.3                148.6                150.8
  98-31+     144.9                147.0                149.1
  99-01+     143.5                145.4                147.3
  99-03+     142.1                143.8                145.5

  99-05+     140.7      4.46      142.2      3.97      143.8      3.56
  99-07+     139.3                140.6                142.0
  99-09+     137.9                139.0                140.2
  99-11+     136.5                137.5                138.5
  99-13+     135.1                135.9                136.7

  99-15+     133.6      4.46      134.3      3.97      135.0      3.57
------------------------------------------------------------------------
   WAL        5.15                 4.52                 4.01
First Pay   8/25/02              8/25/02              8/25/02
 Last Pay   6/25/32              6/25/32              6/25/32
------------------------------------------------------------------------

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document)

  This information is furnished to you solely by Lehman Brothers and not by the issuer of the securities or any of its affiliates. Lehman Brothers is acting as the initial purchaser in connection with the proposed transaction.

             Net Effective Margin (in bps): Class II-B-2 to Maturity

------------------------------------------------------------------------
  % CPR            15%                  20%                  25%
------------------------------------------------------------------------
  Price      Margin   Duration    Margin   Duration    Margin   Duration
---------   -------   --------   -------   --------   -------   --------
  96-23+     169.6      7.30      179.8      5.86      188.7      5.00
  96-25+     168.8                178.7                187.4
  96-27+     167.9                177.6                186.1
  96-29+     167.0                176.5                184.8
  96-31+     166.1                175.4                183.5

  97-01+     165.2      7.31      174.3      5.87      182.2      5.00
  97-03+     164.4                173.2                181.0
  97-05+     163.5                172.1                179.7
  97-07+     162.6                171.0                178.4
  97-09+     161.7                169.9                177.1

  97-11+     160.8      7.32      168.8      5.88      175.8      5.01
  97-13+     160.0                167.7                174.6
  97-15+     159.1                166.6                173.3
  97-17+     158.2                165.5                172.0
  97-19+     157.4                164.5                170.7

  97-21+     156.5      7.33      163.4      5.89      169.5      5.02
  97-23+     155.6                162.3                168.2
  97-25+     154.7                161.2                166.9
  97-27+     153.9                160.1                165.6
  97-29+     153.0                159.0                164.4

  97-31+     152.1      7.34      158.0      5.90      163.1      5.02
  98-01+     151.3                156.9                161.8
  98-03+     150.4                155.8                160.6
  98-05+     149.5                154.7                159.3
  98-07+     148.7                153.7                158.0

  98-09+     147.8      7.35      152.6      5.90      156.8      5.03
  98-11+     147.0                151.5                155.5
  98-13+     146.1                150.4                154.3
  98-15+     145.2                149.4                153.0
  98-17+     144.4                148.3                151.7

  98-19+     143.5      7.36      147.2      5.91      150.5      5.04
------------------------------------------------------------------------
   WAL        9.39                 7.20                 5.96
First Pay   8/25/02              8/25/02              8/25/02
 Last Pay   6/25/32              6/25/32              6/25/32
------------------------------------------------------------------------

------------------------------------------------------------------------
  % CPR            30%                  35%                  40%
------------------------------------------------------------------------
  Price      Margin   Duration    Margin   Duration    Margin   Duration
---------   -------   --------   -------   --------   -------   --------
  96-23+     196.7      4.41      205.1      3.93      213.8      3.53
  96-25+     195.2                203.5                212.0
  96-27+     193.8                201.8                210.1
  96-29+     192.3                200.2                208.3
  96-31+     190.9                198.6                206.5

  97-01+     189.4      4.42      196.9      3.93      204.7      3.53
  97-03+     188.0                195.3                202.9
  97-05+     186.5                193.7                201.0
  97-07+     185.0                192.0                199.2
  97-09+     183.6                190.4                197.4

  97-11+     182.1      4.42      188.8      3.94      195.6      3.54
  97-13+     180.7                187.2                193.8
  97-15+     179.3                185.5                192.0
  97-17+     177.8                183.9                190.2
  97-19+     176.4                182.3                188.4

  97-21+     174.9      4.43      180.7      3.94      186.6      3.54
  97-23+     173.5                179.0                184.8
  97-25+     172.0                177.4                183.0
  97-27+     170.6                175.8                181.2
  97-29+     169.2                174.2                179.4

  97-31+     167.7      4.43      172.6      3.95      177.6      3.55
  98-01+     166.3                171.0                175.8
  98-03+     164.9                169.4                174.0
  98-05+     163.4                167.7                172.2
  98-07+     162.0                166.1                170.4

  98-09+     160.6      4.44      164.5      3.95      168.6      3.55
  98-11+     159.1                162.9                166.8
  98-13+     157.7                161.3                165.0
  98-15+     156.3                159.7                163.3
  98-17+     154.9                158.1                161.5

  98-19+     153.4      4.45      156.5      3.96      159.7      3.56
------------------------------------------------------------------------
   WAL        5.15                 4.52                 4.01
First Pay   8/25/02              8/25/02              8/25/02
 Last Pay   6/25/32              6/25/32              6/25/32
------------------------------------------------------------------------

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document)

  This information is furnished to you solely by Lehman Brothers and not by the issuer of the securities or any of its affiliates. Lehman Brothers is acting as the initial purchaser in connection with the proposed transaction.

             Net Effective Margin (in bps): Class II-B-3 to Maturity

------------------------------------------------------------------------
  % CPR            15%                  20%                  25%
------------------------------------------------------------------------
   Price     Margin   Duration    Margin   Duration    Margin   Duration
---------   -------   --------   -------   --------   -------   --------
  91-29+     240.1      7.15      267.6      5.73      291.7      4.89
  91-31+     239.1                266.4                290.3
  92-01+     238.2                265.2                288.9
  92-03+     237.3                264.0                287.5
  92-05+     236.3                262.8                286.2

  92-07+     235.4      7.16      261.7      5.74      284.8      4.90
  92-09+     234.4                260.5                283.4
  92-11+     233.5                259.3                282.0
  92-13+     232.5                258.1                280.6
  92-15+     231.6                257.0                279.3

  92-17+     230.7      7.17      255.8      5.75      277.9      4.90
  92-19+     229.7                254.6                276.5
  92-21+     228.8                253.4                275.1
  92-23+     227.8                252.3                273.8
  92-25+     226.9                251.1                272.4

  92-27+     226.0      7.18      249.9      5.76      271.0      4.91
  92-29+     225.0                248.8                269.7
  92-31+     224.1                247.6                268.3
  93-01+     223.2                246.4                266.9
  93-03+     222.2                245.3                265.6

  93-05+     221.3      7.19      244.1      5.77      264.2      4.92
  93-07+     220.4                243.0                262.9
  93-09+     219.4                241.8                261.5
  93-11+     218.5                240.7                260.1
  93-13+     217.6                239.5                258.8

  93-15+     216.7      7.20      238.3      5.78      257.4      4.92
  93-17+     215.7                237.2                256.1
  93-19+     214.8                236.0                254.7
  93-21+     213.9                234.9                253.4
  93-23+     213.0                233.7                252.0

  93-25+     212.0      7.21      232.6      5.79      250.7      4.93
------------------------------------------------------------------------
   WAL        9.39                 7.20                 5.96
First Pay   8/25/02              8/25/02              8/25/02
 Last Pay   6/25/32              6/25/32              6/25/32
------------------------------------------------------------------------

------------------------------------------------------------------------
  % CPR            30%                  35%                  40%
------------------------------------------------------------------------
   Price     Margin   Duration    Margin   Duration    Margin   Duration
---------   -------   --------   -------   --------   -------   --------
  91-29+     313.4      4.32      336.2      3.84      359.7      3.45
  91-31+     311.8                334.5                357.8
  92-01+     310.3                332.7                355.8
  92-03+     308.7                330.9                353.8
  92-05+     307.1                329.2                351.9

  92-07+     305.6      4.32      327.4      3.85      349.9      3.46
  92-09+     304.0                325.7                348.0
  92-11+     302.4                323.9                346.0
  92-13+     300.9                322.1                344.1
  92-15+     299.3                320.4                342.1

  92-17+     297.8      4.33      318.6      3.85      340.2      3.46
  92-19+     296.2                316.9                338.2
  92-21+     294.7                315.2                336.3
  92-23+     293.1                313.4                334.3
  92-25+     291.6                311.7                332.4

  92-27+     290.0      4.33      309.9      3.86      330.5      3.47
  92-29+     288.5                308.2                328.5
  92-31+     286.9                306.4                326.6
  93-01+     285.4                304.7                324.7
  93-03+     283.8                303.0                322.7

  93-05+     282.3      4.34      301.2      3.86      320.8      3.47
  93-07+     280.7                299.5                318.9
  93-09+     279.2                297.8                316.9
  93-11+     277.7                296.1                315.0
  93-13+     276.1                294.3                313.1

  93-15+     274.6      4.35      292.6      3.87      311.2      3.48
  93-17+     273.1                290.9                309.3
  93-19+     271.5                289.2                307.3
  93-21+     270.0                287.4                305.4
  93-23+     268.5                285.7                303.5

  93-25+     266.9      4.35      284.0      3.88      301.6      3.48
------------------------------------------------------------------------
   WAL        5.15                 4.52                 4.01
First Pay   8/25/02              8/25/02              8/25/02
 Last Pay   6/25/32              6/25/32              6/25/32
------------------------------------------------------------------------

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document)

                     WaMu Mortgage Pass-Through Certificates
                                 Series 2002-AR9

                               Marketing Materials

                           $204,924,200 (Approximate)

                            [WASHINGTON MUTUAL LOGO]

                   Washington Mutual Mortgage Securities Corp.
                          Depositor and Master Servicer

                           Washington Mutual Bank, FA
                                    Servicer

            ------------------------------------------------------
                                   Contacts
            ------------------------------------------------------

            Mortgage Trading     Matt Miller        (212) 526-8315
                                 Rishi Bansal       (212) 526-8315

            Syndicate            Kevin White        (212) 526-9519
                                 Daniel Covello     (212) 526-9519

            Mortgage Finance     Sam Tabet          (212) 526-7512
                                 Matt Lewis         (212) 526-7447
                                 Martin Priest      (212) 526-0212

            Structuring          Khalil Kanaan      (212) 526-5500

            ------------------------------------------------------

LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE

LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE

Preliminary Term Sheet                              Date Prepared: July 18, 2002

            WaMu Mortgage Pass-Through Certificates, Series 2002-AR9
             $204,924,200 (Approximate, Subject to +/- 5% Variance)

                      Publicly Offered Senior Certificates
                   Adjustable Rate Residential Mortgage Loans

=====================================================================================================
                               WAL (Yrs)     Pmt Window
            Principal (2)         To          (Months)     Interest
               Amount          Maturity/    To Maturity/     Rate                    Expected Ratings
Class (1)    (Approx.)           Call          Call          Type     Tranche Type      Moody's/S&P
-----       -------------     -----------   ------------   --------   ------------   ----------------
 I-A        $ 23,097,000(3)   2.64 / 2.52   1-360 / 1-97     (4)         Senior         [Aaa/AAA]
 I-R        $        100          N/A            N/A         (4)        Senior R        [Aaa/AAA]
I-B-1       $ 12,894,000      5.07 / 4.75   1-360 / 1-97     (4)       Subordinate      [Aa2/AA]
I-B-2       $  6,447,000      5.07 / 4.75   1-360 / 1-97     (4)       Subordinate       [A2/A]
I-B-3       $  6,447,000      5.07 / 4.75   1-360 / 1-97     (4)       Subordinate      [Baa2/BBB]
-----------------------------------------------------------------------------------------------------
I-B-4       $  5,587,000                                               Subordinate      [Ba2/NR]
I-B-5       $  1,719,000         Privately Offered Certificates        Subordinate       [B2/NR]
I-B-6       $  3,441,099                                               Subordinate       [NR/NR]
=====================================================================================================
Total:      $859,632,199

=====================================================================================================
                               WAL (Yrs)     Pmt Window
            Principal (2)         To          (Months)     Interest
               Amount          Maturity/    To Maturity/     Rate                    Expected Ratings
Class (1)    (Approx.)           Call          Call          Type     Tranche Type      Moody's/S&P
-----       -------------     -----------   ------------   --------   ------------   ----------------
 II-A       $609,217,000(3)                  Not Offered                 Senior         [Aaa/AAA]
-----------------------------------------------------------------------------------------------------
 II-R       $        100          N/A            N/A         (5)        Senior R        [Aaa/AAA]
II-B-1      $  9,568,000      5.15 / 4.84   1-359 / 1-98     (5)       Subordinate      [Aa2/AA]
II-B-2      $  5,422,000      5.15 / 4.84   1-359 / 1-98     (5)       Subordinate       [A2/A]
II-B-3      $  4,146,000      5.15 / 4.84   1-359 / 1-98     (5)       Subordinate      [Baa2/BBB]
-----------------------------------------------------------------------------------------------------
II-B-4      $  5,741,000                                               Subordinate      [Ba2/NR]
II-B-5      $  1,275,000         Privately Offered Certificates        Subordinate       [B2/NR]
II-B-6      $  2,555,155                                               Subordinate       [NR/NR]
=====================================================================================================
Total:      $637,924,255

(1) The certificates whose class designation begins with "I" correspond to loan group I. The certificates whose class designation begins with "II" correspond to loan group II.

(2) The Certificates (as described herein) are collateralized by a pool of MTA and COFI indexed monthly adjustable rate, first-lien residential mortgage loans. Class sizes are subject to final collateral pool size and rating agency approval and may increase or decrease by up to 5%

(3) Approximately [$160,000,000] of the Class I-A Certificates are offered hereby. The remaining Class I-A Certificates and all of the Class II-A Certificates will be retained by WaMu.

(4) The Class I-A Certificates will have a coupon equal to the lesser of (i) MTA plus 1.40% and (ii) the Net WAC of the Group I Mortgage Loans.

(5) The Class II-A Certificates will have a coupon equal to the lesser of (i) COFI plus 1.25% and (ii) the Net WAC of the Group II Mortgage Loans.

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document)

LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE

Depositor and
Master Servicer:        Washington Mutual Mortgage Securities Corp. ("WMMSC").

Servicer:               Washington Mutual Bank, FA ("WMBFA").

Underwriter:            Lehman Brothers

Dealer:                 WaMu Capital Corp.

Trustee:                Deutsche Bank National Trust Company

Rating Agencies:        Moody's and S&P will rate the Senior Certificates,
                        Class I-B-1, Class II-B-1, Class I-B-2, Class II-B-2,
                        Class I-B-3 and Class II-B-3 Certificates. The Class
                        I-B-4, Class II-B-4, Class I-B-5 and Class II-B-5
                        Certificates will be rated by Moody's only. The Class
                        I-B-6 and Class II-B-6 Certificates will not be rated.
                        It is expected that the Certificates will be assigned the credit ratings on page 2 of this Preliminary Term
                        Sheet.

Cut-off Date:           The Cut-off Date is July 1, 2002.

Expected Pricing Date:  On or about July [19], 2002.

Closing Date:           On or about July 26, 2002.

Distribution Date:      The 25th of each month (or if such day is not a business
                        day, the next succeeding business day), commencing in August 2002.

Certificates:           The "Senior Certificates" will consist of the Class
                        I-A, Class II-A, Class I-R and Class II-R Certificates.
                        The "Subordinate Certificates" will consist of the Class I-B-1, Class II-B-1, Class I-B-2, Class II-B-2,
                        Class I-B-3, Class II-B-3, Class I-B-4, Class II-B-4,
                        Class I-B-5, Class II-B-5, Class I-B-6 and Class II-B-6
                        Certificates. The Class I-A, Class I-R, Class II-R,
                        Class I-B-1, Class II-B-1, Class I-B-2, Class II-B-2,
                        Class I-B-3 and Class II-B-3 Certificates are collectively referred to herein as the "Offered
                        Certificates." The Senior Certificates and the
                        Subordinate Certificates are collectively referred to herein as the "Certificates."

Accrued Interest:       The Offered Certificates will settle with accrued
                        interest from the Cut-off Date, up to but not including the Closing Date ([25] days).

Interest Accrual
Period: The interest accrual period for the Offered Certificates for a given Distribution Date will be the calendar month preceding the month in which such Distribution Date occurs (on a 30/360 basis).

Registration:           The Offered Certificates will be made available in
                        book-entry form through DTC. It is anticipated that the Offered Certificates will also be made available in book-entry form through Clearstream, Luxembourg and the Euroclear System.

Federal Tax Treatment:  It is anticipated that the Offered Certificates (except the Class I-R and Class II-R Certificates) will be treated as REMIC regular interests for federal tax income purposes. The Class I-R and Class II-R Certificates will be treated as REMIC residual interests for tax purposes.

ERISA Eligibility:      The Offered Certificates (except the Class I-R and
                        Class II-R Certificates) are expected to be ERISA eligible. Prospective investors should review with their legal advisors whether the purchase and holding of the Offered Certificates (except the Class I-R and
                        Class II-R Certificates) could give rise to a transaction prohibited or not otherwise permissible under ERISA, the Internal Revenue Code or other similar laws. The Class I-R and Class II-R Certificates are not expected to be ERISA eligible.

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document)

LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE

SMMEA Treatment:        The Offered Certificates are expected to constitute
                        "mortgage related securities" for purposes of SMMEA.

Optional Termination:   The terms of the transaction allow for a termination of
                        the Offered Certificates which may be exercised once the aggregate principal balance of the Mortgage Loans is equal to or less than [5]% of the aggregate principal balance of the Mortgage Loans as of the Cut-off Date
                        (the "Optional Call Date").

Pricing Prepayment
Speed: The Offered Certificates will be priced to a prepayment speed of [30]% CPR.

Mortgage Loans:         As of the Cut-off Date, the aggregate principal balance
                        of the mortgage loans described herein is approximately
                        $1,497,556,455 (the "Mortgage Loans"). The mortgage pool consists of conventional, COFI and MTA-indexed adjustable rate, first lien residential mortgage loans with original terms to maturity of not more than 40 years. All of the Mortgage Loans are assumable to the extent provided in the related mortgage note.

                        Group I Mortgage Loans: The Group I Mortgage Loans accrue interest at a mortgage rate which adjusts monthly based upon the 12-month moving average of the 1-year CMT index (the "MTA"). The Group I Mortgage Loans have an initial fixed-rate period ranging from 1 to 12 months. All but one of the Group I Mortgage Loans has a next rate adjustment date on August 1, 2002. On each adjustment date and after the related fixed-rate period, if applicable, the loan rate will be adjusted to equal the sum, generally rounded to the nearest multiple of 0.001%, of the MTA Index as available 15 days prior to each interest rate adjustment date and the gross margin. None of the Mortgage Loans are subject to a periodic rate adjustment cap. All of the Mortgage Loans are subject to a maximum mortgage rate.

                        Group II Mortgage Loans: The Group II Mortgage Loans accrue interest at a mortgage rate which adjusts monthly based upon the 11th District Cost of Funds index (the "COFI"). The Group II Mortgage Loans have an initial fixed-rate period ranging from 1 to 14 months. All but two of the Group II Mortgage Loans have a next rate adjustment date on August 1, 2002. On each adjustment date and after the related fixed-rate period, if applicable, the loan rate will be adjusted to equal the sum, generally rounded to the nearest multiple of 0.001%, of the COFI Index as available 15 days prior to each interest rate adjustment date and the gross margin. None of the Mortgage Loans are subject to a periodic rate adjustment cap. All of the Mortgage Loans are subject to a maximum mortgage rate.

                        For all of the Mortgage Loans, the minimum monthly payment amount is subject to adjustment on a date specified in the mortgage note and annually on the same date thereafter, subject to the conditions that (i) the amount of the monthly payment will not increase or decrease by an amount that is more than 7.50% of the current monthly payment, (ii) as of the fifth anniversary of the first due date and on the same day every five years thereafter, the monthly payment will be recast without regard to the limitation in clause
                        (i) above to a fully amortizing amount based on the then current mortgage rate and (iii) if the unpaid principal balance would otherwise exceed a percentage (either 110% or 125%) of the original principal balance due to deferred interest (the "Negative Amortization Limit"), the monthly payment will be recast without regard to the limitation in clause (i) to a fully amortizing amount based on the then current mortgage rate.

                        See the attached collateral descriptions for more information. The information related to the Mortgage Loans described herein reflects information as of the Cut-off Date and is subject to a variance of approximately 10% from the amounts shown on the front cover and in the Mortgage Loan information herein.

                        The Relationship between the loan groups and the Offered Certificates. The certificates whose class designation begins with "I" correspond to loan group I. The certificates whose class designation begins with "II" correspond to loan group II.

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document)

LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE

Pas-Through Rate:       The Pass-Through Rate for each Mortgage Loan is equal
                        to its per annum interest rate less the sum of the related Servicing Fee rate and the Master Servicing Fee rate (0.05%). The Servicing fee Rate for each Mortgage
                        Loan is equal to its margin less the sum of the margin for the certificates related to such group and the master servicing fee rate.

Net WAC: For either the Group I or Group II Mortgage Loans, the weighted average of the Pass-Through.Rates on each mortgage loan in such group as of the second preceding Due Date.

Credit Enhancement:     Senior/subordinate, shifting interest structure. The
                        credit enhancement information shown below is subject to final rating agency approval.

                        Credit enhancement for the Group I Senior Certificates will consist of the subordination of the Class I-B-1, Class I-B-2, Class I-B-3, Class I-B-4, Class I-B-5 and Class I-B-6 Certificates, initially 4.25% total subordination. Credit enhancement for the Group II Senior Certificates will consist of the subordination of the Class II-B-1, Class II-B-2, Class II-B-3, Class II-B-4, Class II-B-5 and Class II-B-6 Certificates, initially 4.50% total subordination.

Shifting Interest:      Until the first Distribution Date occurring after July
                        2012, the Subordinate Certificates that correspond to each loan group will be locked out from receipt of unscheduled principal (unless the Senior Certificates in its corresponding loan group are paid down to zero or the credit enhancement provided by the its Subordinate Certificates has doubled prior to such date as described below). After such time and subject to standard collateral performance triggers (as described in the prospectus supplement), the Subordinate
                        Certificates will receive their increasing portions of unscheduled principal.

                        The prepayment percentages on the Subordinate Certificates are as follows:

                                                  Unscheduled Principal
                        Periods:                       Payments (%)
                        --------                  ---------------------
                        August 2002 - July 2012      0% Pro Rata Share
                        August 2012 - July 2013     30% Pro Rata Share
                        August 2013 - July 2014     40% Pro Rata Share
                        August 2014 - July 2015     60% Pro Rata Share
                        August 2015 - July 2016     80% Pro Rata Share
                        August 2016 and after      100% Pro Rata Share

                        Notwithstanding the foregoing, if the credit enhancement provided by the Subordinate Certificates doubles (from the initial credit enhancement), unscheduled principal payments will be paid pro-rata between the Senior and Subordinate Certificates (subject to the performance triggers described in the prospectus supplement). However, if the credit enhancement provided by the Subordinate Certificates has doubled (subject to the performance triggers described in the prospectus supplement), (i) prior to the Distribution Date in July 2005, the Subordinate Certificates will be entitled to only 50% of their pro rata share of unscheduled principal payments or (ii) on or after the Distribution Date in July 2005, the Subordinate Certificates will be entitled to 100% of their pro rata share of unscheduled principal payments.

                        Any principal not allocated to the Subordinate Certificates will be allocated to the Senior Certificates. In the event the current senior percentage (aggregate principal balance of the Senior Certificates, divided by the aggregate principal balance of the Mortgage Loans) exceeds the applicable initial senior percentage (aggregate principal balance of the Senior Certificates as of the Closing Date, divided by the aggregate principal balance of the Mortgage Loans as of the Cut-off Date), the Senior Certificates will receive all unscheduled prepayments, regardless of any prepayment percentages.

Allocation of
Realized Losses:        Any loss realized on a mortgage loan in a loan group,
                        other than excess losses, on the Mortgage Loans will be allocated among the related certificates as follows:
                        first, to the Subordinate

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document)

LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE

                        Certificates in reverse order of their numerical Class designations, in each case until the respective class principal balance has been reduced to zero; and thereafter pro rata to the Senior Certificates until each respective class principal balance has been reduced to zero.

                        Excess losses (bankruptcy, special hazard and fraud losses in excess of the amounts established by the rating agencies) will be allocated to the Certificates on a pro rata basis.

Deferred Interest:      The Mortgage Loans can have negative amortization,
                        whereby the excess of (i) interest accrued on a Mortgage
                        Loan over (ii) the monthly payment on the Mortgage Loan, is deferred and added to the unpaid principal balance of the Mortgage Loans ("Deferred Interest").

                        The amount of accrued and unpaid interest for each Certificate will be reduced by Deferred Interest and added to the principal balance of the Certificates, on a pro-rata basis.

Certificates Priority
of Distributions:       Available funds from the Group I Mortgage Loans will be
                        distributed in the following order of priority :

                             1)   Classes I-A and I-R, accrued and unpaid
                                  interest, at the related Certificate Interest Rate;

                             2) Class I-R Certificate, principal, until its balance is reduced to zero;

                             3) Class I-A Certificate, principal, until its principal balance is reduced to zero;

                             4) Class I-B-1, Class I-B-2, Class I-B-3, Class I-B-4, Class I-B-5 and Class I-B-6 Certificates, in sequential order, accrued and unpaid interest at the respective Certificate Interest Rates and the respective shares of principal allocable to such Classes;

                             5)   Class I-R Certificate, any remaining amount.

                        Available funds from the Group II Mortgage Loans will be distributed in the following order of priority:

                             1) Classes II-A and II-R, accrued and unpaid interest, at the related Certificate Interest Rate;

                             2) Class II-R Certificate, principal, until its balance is reduced to zero;

                             3) Class II-A Certificate, principal, until its principal balance is reduced to zero;

                             4) Class II-B-1, Class II-B-2, Class II-B-3, Class II-B-4, Class II-B-5 and Class II-B-6 Certificates, in sequential order, accrued and unpaid interest at the respective Certificate Interest Rates and the respective shares of principal allocable to such Classes;

                             5)   Class II-R Certificate, any remaining amount.

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document)

                       COMPUTATIONAL MATERIALS DISCLAIMER

The attached tables and other statistical analyses (the "Computational Materials") are privileged and intended for use by the addressee only. These Computational Materials have been prepared by Lehman Brothers in reliance upon information furnished by the issuer of the securities and its affiliates. These Computational Materials are furnished to you solely by Lehman Brothers and not by the issuer of the securities. They may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein. As such, no assurance can be given as to the Computational Materials' accuracy, appropriateness or completeness in any particular context; nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayment assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Lehman Brothers nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

Although a registration statement (including the Prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification of such securities under the securities laws of any such state. Prospective purchasers are referred to the final prospectus supplement relating to the securities discussed in this communication for definitive Computational Materials and any matter discussed in this communication. Once available, a final prospectus and prospectus supplement may be obtained by contacting the Lehman Brothers ARMs Trading Desk at (212) 526-8315.

Please be advised that the securities described herein may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayment, yield curve and interest rate risks. Investors should make every effort to consider the risks of these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document)

  This information is furnished to you solely by Lehman Brothers and not by the issuer of the securities or any of its affiliates. Lehman Brothers is acting as the initial purchaser in connection with the proposed transaction.

                              Sensitivity Analysis

Class I-A to Call
---------------------------------------------------------------------------

---------------------------------------------------------------------------
                 15% CPR    20% CPR   25% CPR   30% CPR   35% CPR   40% CPR
===========================================================================
Price 100-08       3.86      3.83       3.79     3.75       3.71     3.67
===========================================================================
WAL (yr)           5.15      3.90       3.09     2.52       2.10     1.78
First Prin Pay   8/25/02    8/25/02   8/25/02   8/25/02   8/25/02   8/25/02
Last Prin Pay    6/25/18   10/25/14   5/25/12   8/25/10   4/25/09   4/25/08
MDUR (yr)          4.31      3.39       2.75     2.29       1.93     1.66
---------------------------------------------------------------------------

Class I-B-1 to Call
---------------------------------------------------------------------------

---------------------------------------------------------------------------
                 15% CPR    20% CPR   25% CPR   30% CPR   35% CPR   40% CPR
===========================================================================
Price 99-13+       4.03      4.04       4.05     4.06       4.07     4.08
===========================================================================
WAL (yr)           8.75      6.68       5.52     4.75       4.15     3.66
First Prin Pay   8/25/02    8/25/02   8/25/02   8/25/02   8/25/02   8/25/02
Last Prin Pay    6/25/18   10/25/14   5/25/12   8/25/10   4/25/09   4/25/08
MDUR (yr)          7.06      5.64       4.78     4.20       3.71     3.32
---------------------------------------------------------------------------

Class I-B-2 to Call
---------------------------------------------------------------------------

---------------------------------------------------------------------------
                 15% CPR    20% CPR   25% CPR   30% CPR   35% CPR   40% CPR
===========================================================================
Price 98-17+       4.15      4.20       4.23     4.27       4.30     4.34
===========================================================================
WAL (yr)           8.75      6.68       5.52     4.75       4.15     3.66
First Prin Pay   8/25/02    8/25/02   8/25/02   8/25/02   8/25/02   8/25/02
Last Prin Pay    6/25/18   10/25/14   5/25/12   8/25/10   4/25/09   4/25/08
MDUR (yr)          7.04      5.62       4.77     4.19       3.70     3.31
---------------------------------------------------------------------------

Class I-B-3 to Call
---------------------------------------------------------------------------

---------------------------------------------------------------------------
                 15% CPR    20% CPR   25% CPR   30% CPR   35% CPR   40% CPR
===========================================================================
Price 93-24        4.87      5.09       5.29     5.47       5.66     5.86
===========================================================================
WAL (yr)           8.75      6.68       5.52     4.75       4.15     3.66
First Prin Pay   8/25/02    8/25/02   8/25/02   8/25/02   8/25/02   8/25/02
Last Prin Pay    6/25/18   10/25/14   5/25/12   8/25/10   4/25/09   4/25/08
MDUR (yr)          6.91      5.52       4.68     4.12       3.64     3.25
---------------------------------------------------------------------------

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document)

  This information is furnished to you solely by Lehman Brothers and not by the issuer of the securities or any of its affiliates. Lehman Brothers is acting as the initial purchaser in connection with the proposed transaction.

Class II-B-1 to Call
---------------------------------------------------------------------------

---------------------------------------------------------------------------
                 15% CPR    20% CPR   25% CPR   30% CPR   35% CPR   40% CPR
===========================================================================
Price 98-17+       4.22      4.26       4.30     4.33       4.37     4.41
===========================================================================
WAL (yr)           8.98      6.83       5.62     4.84       4.22     3.72
First Prin Pay   8/25/02    8/25/02   8/25/02   8/25/02   8/25/02   8/25/02
Last Prin Pay    9/25/18   12/25/14   6/25/12   9/25/10   5/25/09   5/25/08
MDUR (yr)          7.18      5.72       4.84     4.25       3.76     3.35
---------------------------------------------------------------------------

Class II-B-2 to Call
---------------------------------------------------------------------------

---------------------------------------------------------------------------
                 15% CPR    20% CPR   25% CPR   30% CPR   35% CPR   40% CPR
===========================================================================
Price 97-21+       4.34      4.42       4.48     4.54       4.61     4.67
===========================================================================
WAL (yr)           8.98      6.83       5.62     4.84       4.22     3.72
First Prin Pay   8/25/02    8/25/02   8/25/02   8/25/02   8/25/02   8/25/02
Last Prin Pay    9/25/18   12/25/14   6/25/12   9/25/10   5/25/09   5/25/08
MDUR (yr)          7.16      5.70       4.83     4.24       3.75     3.34
---------------------------------------------------------------------------

Class II-B-3 to Call
---------------------------------------------------------------------------

---------------------------------------------------------------------------
                 15% CPR    20% CPR   25% CPR   30% CPR   35% CPR   40% CPR
===========================================================================
Price 92-27+       5.05      5.31       5.54     5.74       5.96     6.19
===========================================================================
WAL (yr)           8.98      6.83       5.62     4.84       4.22     3.72
First Prin Pay   8/25/02    8/25/02   8/25/02   8/25/02   8/25/02   8/25/02
Last Prin Pay    9/25/18   12/25/14   6/25/12   9/25/10   5/25/09   5/25/08
MDUR (yr)          7.03      5.60       4.75     4.17       3.68     3.29
---------------------------------------------------------------------------

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document)

  This information is furnished to you solely by Lehman Brothers and not by the issuer of the securities or any of its affiliates. Lehman Brothers is acting as the initial purchaser in connection with the proposed transaction.

Class I-A to Maturity
--------------------------------------------------------------------------

--------------------------------------------------------------------------
                 15% CPR   20% CPR   25% CPR   30% CPR   35% CPR   40% CPR
==========================================================================
Price 100-08       3.87     3.83       3.80     3.76       3.72     3.68
==========================================================================
WAL (yr)           5.34     4.08       3.23     2.64       2.20     1.87
First Prin Pay   8/25/02   8/25/02   8/25/02   8/25/02   8/25/02   8/25/02
Last Prin Pay    7/25/32   7/25/32   7/25/32   7/25/32   7/25/32   7/25/32
MDUR (yr)          4.40     3.48       2.84     2.37       2.00     1.72
--------------------------------------------------------------------------

Class I-B-1 to Maturity
--------------------------------------------------------------------------

--------------------------------------------------------------------------
                 15% CPR   20% CPR   25% CPR   30% CPR   35% CPR   40% CPR
==========================================================================
Price 99-13+       4.03     4.04       4.05     4.05       4.06     4.07
==========================================================================
WAL (yr)           9.16     7.05       5.85     5.07       4.45     3.95
First Prin Pay   8/25/02   8/25/02   8/25/02   8/25/02   8/25/02   8/25/02
Last Prin Pay    7/25/32   7/25/32   7/25/32   7/25/32   7/25/32   7/25/32
MDUR (yr)          7.25     5.83       4.98     4.40       3.92     3.53
--------------------------------------------------------------------------

Class I-B-2 to Maturity
--------------------------------------------------------------------------

--------------------------------------------------------------------------
                 15% CPR   20% CPR   25% CPR   30% CPR   35% CPR   40% CPR
==========================================================================
Price 98-17+       4.15     4.19       4.22     4.25       4.29     4.32
==========================================================================
WAL (yr)           9.16     7.05       5.85     5.07       4.45     3.95
First Prin Pay   8/25/02   8/25/02   8/25/02   8/25/02   8/25/02   8/25/02
Last Prin Pay    7/25/32   7/25/32   7/25/32   7/25/32   7/25/32   7/25/32
MDUR (yr)          7.22     5.81       4.96     4.38       3.91     3.51
--------------------------------------------------------------------------

Class I-B-3 to Maturity
--------------------------------------------------------------------------

--------------------------------------------------------------------------
                 15% CPR   20% CPR   25% CPR   30% CPR   35% CPR   40% CPR
==========================================================================
Price 93-24        4.85     5.05       5.24     5.40       5.58     5.75
==========================================================================
WAL (yr)           9.16     7.05       5.85     5.07       4.45     3.95
First Prin Pay   8/25/02   8/25/02   8/25/02   8/25/02   8/25/02   8/25/02
Last Prin Pay    7/25/32   7/25/32   7/25/32   7/25/32   7/25/32   7/25/32
MDUR (yr)          7.06     5.68       4.85     4.29       3.82     3.44
--------------------------------------------------------------------------

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document)

  This information is furnished to you solely by Lehman Brothers and not by the issuer of the securities or any of its affiliates. Lehman Brothers is acting as the initial purchaser in connection with the proposed transaction.

Class II-B-1 to Maturity
--------------------------------------------------------------------------

--------------------------------------------------------------------------
                 15% CPR   20% CPR   25% CPR   30% CPR   35% CPR   40% CPR
==========================================================================
Price 98-17+       4.22     4.25       4.29     4.32       4.35     4.39
==========================================================================
WAL (yr)           9.39     7.20       5.96     5.15       4.52     4.01
First Prin Pay   8/25/02   8/25/02   8/25/02   8/25/02   8/25/02   8/25/02
Last Prin Pay    6/25/32   6/25/32   6/25/32   6/25/32   6/25/32   6/25/32
MDUR (yr)          7.36     5.91       5.04     4.44       3.96     3.56
--------------------------------------------------------------------------

Class II-B-2 to Maturity
--------------------------------------------------------------------------

--------------------------------------------------------------------------
                 15% CPR   20% CPR   25% CPR   30% CPR   35% CPR   40% CPR
==========================================================================
Price 97-21+       4.34     4.41       4.47     4.52       4.58     4.64
==========================================================================
WAL (yr)           9.39     7.20       5.96     5.15       4.52     4.01
First Prin Pay   8/25/02   8/25/02   8/25/02   8/25/02   8/25/02   8/25/02
Last Prin Pay    6/25/32   6/25/32   6/25/32   6/25/32   6/25/32   6/25/32
MDUR (yr)          7.33     5.89       5.02     4.43       3.94     3.54
--------------------------------------------------------------------------

Class II-B-3 to Maturity
--------------------------------------------------------------------------

--------------------------------------------------------------------------
                 15% CPR   20% CPR   25% CPR   30% CPR   35% CPR   40% CPR
==========================================================================
Price 92-27+       5.03     5.27       5.48     5.67       5.87     6.08
==========================================================================
WAL (yr)           9.39     7.20       5.96     5.15       4.52     4.01
First Prin Pay   8/25/02   8/25/02   8/25/02   8/25/02   8/25/02   8/25/02
Last Prin Pay    6/25/32   6/25/32   6/25/32   6/25/32   6/25/32   6/25/32
MDUR (yr)          7.18     5.76       4.91     4.33       3.86     3.47
--------------------------------------------------------------------------

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document)

    The information contained herein has been prepared solely for the use of
     Lehman Brothers, Inc. and has not been independently verified by Lehman Brothers, Inc. Accordingly, Lehman Brothers, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Lehman Brothers, Inc. assumes no responsibility for the accuracy of any material contained herein.

            WaMu Mortgage Pass-Through Certificates, Series 2002-AR9
                             As of the Cut-off Date

-------------------------------------------------------------------------------------
Stratification                                          MTA                COFI
-------------------------------------------------------------------------------------
Total Pool
Number of Loans                                              1,695              1,293
Total Current Balance                              $859,632,199.27    $637,924,255.92
Avg. Current Balance                               $    507,157.64    $    493,367.56
Minimum Current Balance                            $     86,758.17    $    216,944.93
Maximum Current Balance                            $  1,492,412.47    $  1,444,090.32
Avg. Original Balance                              $    509,305.00    $    495,177.00
Minimum Original Balance                           $    300,800.00    $    301,000.00
Maximum Original Balance                           $  1,495,000.00    $  1,443,750.00
Percentage of Negative Amortizing Loans                     100.00%            100.00%
Percentage with Negative Amortization Cap = 110%              2.09%              3.54%
Percentage with Negative Amortization Cap = 125%             97.91%             96.46%

-------------------------------------------------------------------------------------

Weighted Average Loan Rate                                    3.80%              4.70%
Minimum Loan Rate                                             2.70%              2.95%
Maximum Loan Rate                                             6.75%              6.69%
Weighted Average Gross Margin                                 2.45%              2.88%
Minimum Gross Margin                                          2.00%              2.05%
Maximum Gross Margin                                          3.65%              3.97%
Weighted Average Loan Rate Cap                               15.02%             15.08%
Minimum Loan Rate Cap                                        12.90%             12.90%
Maximum Loan Rate Cap                                        19.40%             17.95%
Weighted Average Original LTV                                69.40%             69.82%
Minimum LTV                                                  12.20%             16.33%
Maximum LTV                                                  95.00%             95.00%
Weighted Average Credit Score                                  724                720
Minimum Credit Score                                           620                620
Maximum Credit Score                                           823                814
-------------------------------------------------------------------------------------

            -------------------------------------------------------
                                     Contacts
            -------------------------------------------------------

            Mortgage Trading       Matt Miller       (212) 526-8315
                                   Rishi Bansal      (212) 526-8315

            Syndicate              Kevin White       (212) 526-9519
                                   Daniel Covello    (212) 526-9519

            Residential Finance    Sam Tabet         (212) 526-7512
                                   Matt Lewis        (212) 526-7447
                                   Martin Priest     (212) 526-0212

            Structuring            Khalil Kanaan     (212) 526-5500

            -------------------------------------------------------

LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE

    The information contained herein has been prepared solely for the use of
     Lehman Brothers, Inc. and has not been independently verified by Lehman Brothers, Inc. Accordingly, Lehman Brothers, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Lehman Brothers, Inc. assumes no responsibility for the accuracy of any material contained herein.

-------------------------------------------------------------------------------
Stratification                                MTA                     COFI
-------------------------------------------------------------------------------
Weighted Average Original Term               361 months              362 months
Minimum Original Term                        180 months              360 months
Maximum Original Term                        480 months              480 months
Weighted Average Remaining Term              360 months              359 months
Minimum Remaining Term                       180 months              349 months
Maximum Remaining Term                       480 months              480 months
Weighted Average Seasoning                     1 months                3 months
Minimum Seasoning                              0 months                0 months
Maximum Seasoning                             10 months               11 months
Payment Adjustment Frequency                  12 months               12 months
Next Rate Reset                                1 months                1 months
Rate Adjustment Frequency                      1 months                1 months
Payment Recast Frequency                      60 months               60 months
Top State Concentrations              61.2% California,        74.6% California,
                                        5.71% Florida          3.28% New Jersey
Maximum Zip Code Concentration           0.99% 94506              2.20% 94576
                                       (Danville, CA)            (Sonoma, CA)
-------------------------------------------------------------------------------

LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE

    The information contained herein has been prepared solely for the use of
     Lehman Brothers, Inc. and has not been independently verified by Lehman Brothers, Inc. Accordingly, Lehman Brothers, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Lehman Brothers, Inc. assumes no responsibility for the accuracy of any material contained herein.

The following tables relate only to the MTA loans.

                                                                        % of Aggregate
                                               Principal Balance ($)   Principal Balance
                                Number of        Outstanding as of     Outstanding as of
CURRENT BALANCE ($):          Mortgage Loans      the Cut-off Date     the Cut-off Date
---------------------------   --------------   ---------------------   -----------------
80,000.01 - 100,000.00                2               183,900.23              0.02
125,000.01 - 150,000.00               1               146,666.70              0.02
200,000.01 - 250,000.00               1               236,462.18              0.03
250,000.01 - 300,000.00               4             1,146,661.73              0.13
300,000.01 - 350,000.00             329           107,762,872.66             12.54
350,000.01 - 400,000.00             281           106,112,990.25             12.34
400,000.01 - 450,000.00             220            93,967,489.37             10.93
450,000.01 - 500,000.00             192            92,349,344.33             10.74
500,000.01 - 550,000.00             136            71,526,527.95              8.32
550,000.01 - 600,000.00             142            81,807,045.92              9.52
600,000.01 - 650,000.00             130            82,286,136.84              9.57
650,000.01 - 700,000.00              70            47,570,054.72              5.53
700,000.01 - 750,000.00              75            54,808,529.91              6.38
750,000.01 - 800,000.00              10             7,851,368.36              0.91
800,000.01 - 850,000.00               7             5,875,170.30              0.68
850,000.01 - 900,000.00               9             8,021,471.77              0.93
900,000.01 - 950,000.00               7             6,496,534.35              0.76
950,000.01 - 1,000,000.00            24            23,839,095.58              2.77
1,000,000.01 - 1,050,000.00           8             8,249,986.76              0.96
1,050,000.01 - 1,100,000.00           5             5,422,256.17              0.63
1,100,000.01 - 1,150,000.00           4             4,523,127.94              0.53
1,150,000.01 - 1,200,000.00           8             9,513,114.34              1.11
1,200,000.01 - 1,250,000.00           5             6,204,836.52              0.72
1,250,000.01 - 1,300,000.00          12            15,495,278.68              1.80
1,300,000.01 - 1,350,000.00           4             5,315,783.56              0.62
1,350,000.01 - 1,400,000.00           3             4,191,076.72              0.49
1,400,000.01 - 1,450,000.00           3             4,290,844.58              0.50
1,450,000.01 - 1,500,000.00           3             4,437,570.85              0.52
---------------------------       -----           --------------             -----
Total:                            1,695           859,632,199.27               100
===========================       =====           ==============             =====

LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE

    The information contained herein has been prepared solely for the use of
     Lehman Brothers, Inc. and has not been independently verified by Lehman Brothers, Inc. Accordingly, Lehman Brothers, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Lehman Brothers, Inc. assumes no responsibility for the accuracy of any material contained herein.

                                                              % of Aggregate
                                     Principal Balance ($)    Principal Balance
                       Number of       Outstanding as of     Outstanding as of
LOAN RATE (%):      Mortgage Loans     the Cut-off Date       the Cut-off Date
--------------      --------------   ---------------------   -----------------
2.501 - 2.750                1              319,422.09               0.04
2.751 - 3.000              893          456,632,780.71              53.12
3.001 - 3.250                1              740,000.00               0.09
3.251 - 3.500               26            9,574,761.88               1.11
3.751 - 4.000              217          116,194,680.14              13.52
4.251 - 4.500                3            1,009,697.68               0.12
4.501 - 4.750               13            5,491,076.19               0.64
4.751 - 5.000              135           67,200,912.53               7.82
5.001 - 5.250              228          114,842,887.71              13.36
5.251 - 5.500              116           60,163,219.02               7.00
5.501 - 5.750               54           23,991,767.42               2.79
5.751 - 6.000                6            2,479,697.81               0.29
6.001 - 6.250                1              455,111.07               0.05
6.501 - 6.750                1              536,185.02               0.06
--------------           -----          --------------             ------
Total:                   1,695          859,632,199.27             100.00
==============           =====          ==============             ======

                                                               % of Aggregate
                                     Principal Balance ($)   Principal Balance
                      Number of        Outstanding as of     Outstanding as of
GROSS MARGIN (%):   Mortgage Loans     the Cut-off Date      the Cut-off Date
-----------------   --------------   ---------------------   ------------------
1.751 - 2.000                1              389,700.00               0.05
2.001 - 2.250              336          167,235,047.31              19.45
2.251 - 2.500              944          488,869,987.02              56.87
2.501 - 2.750              315          157,825,714.48              18.36
2.751 - 3.000               86           38,435,621.71               4.47
3.001 - 3.250               10            4,760,152.59               0.55
3.251 - 3.500                2            1,619,500.00               0.19
3.501 - 3.750                1              496,476.16               0.06
-----------------        -----          --------------             ------
Total:                   1,695          859,632,199.27             100.00
=================        =====          ==============             ======

LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE

    The information contained herein has been prepared solely for the use of
     Lehman Brothers, Inc. and has not been independently verified by Lehman Brothers, Inc. Accordingly, Lehman Brothers, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Lehman Brothers, Inc. assumes no responsibility for the accuracy of any material contained herein.

                                                                     % of Aggregate
                                            Principal Balance ($)   Principal Balance
                              Number of       Outstanding as of     Outstanding as of
MAXIMUM LOAN RATE (%):     Mortgage Loans     the Cut-off Date      the Cut-off Date
------------------------   --------------   ---------------------   -----------------
12.751 - 13.000                   60            28,405,288.00              3.30
13.751 - 14.000                   18             7,599,422.02              0.88
14.251 - 14.500                    1               319,422.09              0.04
14.751 - 15.000                1,315           669,250,451.30             77.85
15.001 - 15.250                    1               740,000.00              0.09
15.251 - 15.500                    2               807,723.59              0.09
15.501 - 15.750                   37            13,710,224.34              1.59
15.751 - 16.000                  237           126,304,328.73             14.69
16.251 - 16.500                    2               841,269.69              0.10
16.501 - 16.750                    6             2,050,637.31              0.24
16.751 - 17.000                    7             4,771,174.75              0.56
17.001 - 17.250                    1               504,000.00              0.06
17.251 - 17.500                    1               455,111.07              0.05
17.501 - 17.750                    2               824,643.23              0.10
17.751 - 18.000                    1               396,341.97              0.05
18.501 - 18.750                    1               536,185.02              0.06
18.751 - 19.000                    2             1,619,500.00              0.19
19.251 - 19.500                    1               496,476.16              0.06
------------------------       -----           --------------            ------
Total:                         1,695           859,632,199.27            100.00
========================       =====           ==============            ======

                                                                      % of Aggregate
                                            Principal Balance ($)   Principal Balance
                              Number of       Outstanding as of      Outstanding as of
REMAINING TERM (MONTHS):   Mortgage Loans     the Cut-off Date       the Cut-off Date
------------------------   --------------   ---------------------   ------------------
169 - 180                          2             1,293,750.00              0.15
349 - 360                      1,683           851,994,362.34             99.11
361 >=                            10             6,344,086.93              0.74
------------------------       -----           --------------            ------
Total:                         1,695           859,632,199.27            100.00
========================       =====           ==============            ======

LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE

    The information contained herein has been prepared solely for the use of
     Lehman Brothers, Inc. and has not been independently verified by Lehman Brothers, Inc. Accordingly, Lehman Brothers, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Lehman Brothers, Inc. assumes no responsibility for the accuracy of any material contained herein.

                                                               % of Aggregate
                                     Principal Balance ($)   Principal Balance
                       Number of       Outstanding as of     Outstanding as of
RATE CHANGE DATE:   Mortgage Loans      the Cut-off Date      the Cut-off Date
-----------------   --------------   ---------------------   -----------------
2002-08                 1,693           857,832,199.27              99.79
2002-09                     2             1,800,000.00               0.21
-----------------       -----           --------------             ------
Total:                  1,695           859,632,199.27             100.00
=================       =====           ==============             ======

                                                              % of Aggregate
                                     Principal Balance ($)   Principal Balance
                       Number of       Outstanding as of     Outstanding as of
ORIGINAL LTV (%):   Mortgage Loans      the Cut-off Date     the Cut-off Date
-----------------   --------------   ---------------------   -----------------
10.01 - 20.00               3             1,167,032.55               0.14
20.01 - 30.00              16             8,776,971.34               1.02
30.01 - 40.00              37            23,449,275.83               2.73
40.01 - 50.00              88            48,980,988.33               5.70
50.01 - 60.00             154            92,702,373.23              10.78
60.01 - 70.00             306           170,839,730.52              19.87
70.01 - 80.00           1,058           499,462,012.55              58.10
80.01 - 90.00              32            13,155,900.57               1.53
90.01 - 100.00              1             1,097,914.35               0.13
-----------------       -----           --------------             ------
Total:                  1,695           859,632,199.27             100.00
=================       =====           ==============             ======

                                                              % of Aggregate
                                     Principal Balance ($)   Principal Balance
                       Number of       Outstanding as of     Outstanding as of
CREDIT SCORE :      Mortgage Loans     the Cut-off Date      the Cut-off Date
-----------------   --------------   ---------------------   -----------------
601 - 650                  74            37,062,059.52               4.31
651 - 700                 457           232,902,200.72              27.09
701 - 750                 667           339,305,656.15              39.47
751 - 800                 468           237,068,731.27              27.58
801 - 850                  29            13,293,551.61               1.55
-----------------       -----           --------------             ------
Total:                  1,695           859,632,199.27             100.00
=================       =====           ==============             ======

LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE

    The information contained herein has been prepared solely for the use of
     Lehman Brothers, Inc. and has not been independently verified by Lehman Brothers, Inc. Accordingly, Lehman Brothers, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Lehman Brothers, Inc. assumes no responsibility for the accuracy of any material contained herein.

                                                                        % of Aggregate
                                              Principal Balance ($)   Principal Balance
                               Number of        Outstanding as of     Outstanding as of
AMORTIZATION:                Mortgage Loans     the Cut-off Date      the Cut-off Date
--------------------------   --------------   ---------------------   -----------------
 Negative Amortization           1,695           859,632,199.27             100.00
--------------------------       -----           --------------             ------
Total                            1,695           859,632,199.27             100.00
==========================       =====           ==============             ======

                                                                        % of Aggregate
                                              Principal Balance ($)   Principal Balance
                               Number of        Outstanding as of     Outstanding as of
NEGATIVE AMORTIZATION CAP:   Mortgage Loans     the Cut-off Date      the Cut-off Date
--------------------------   --------------   ---------------------   -----------------
110%                                34            17,955,484.58               2.10
125%                             1,661           841,676,714.69              97.90
--------------------------       -----           --------------             ------
Total                            1,695           859,632,199.27             100.00
==========================       =====           ==============             ======

                                                                       % of Aggregate
                                              Principal Balance ($)   Principal Balance
                               Number of        Outstanding as of     Outstanding as of
DOCUMENTATION:               Mortgage Loans     the Cut-off Date       the Cut-off Date
--------------------------   --------------   ---------------------   -----------------
Full                               582           279,823,306.89              32.55
Reduced                          1,113           579,808,892.38              67.45
--------------------------       -----           --------------             ------
Total:                           1,695           859,632,199.27             100.00
==========================       =====           ==============             ======

                                                                       % of Aggregate
                                              Principal Balance ($)   Principal Balance
                               Number of       Outstanding as of      Outstanding as of
OCCUPANCY:                   Mortgage Loans     the Cut-off Date       the Cut-off Date
--------------------------   --------------      ------------------   ------------------
Primary Home                     1,559           795,788,772.70              92.57
Second Home                         96            49,895,448.47               5.80
Investment                          40            13,947,978.10               1.62
--------------------------       -----           --------------             ------
Total:                           1,695           859,632,199.27             100.00
==========================       =====           ==============             ======

LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE

    The information contained herein has been prepared solely for the use of
     Lehman Brothers, Inc. and has not been independently verified by Lehman Brothers, Inc. Accordingly, Lehman Brothers, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Lehman Brothers, Inc. assumes no responsibility for the accuracy of any material contained herein.

                                                                % of Aggregate
                                       Principal Balance ($)   Principal Balance
                        Number of        Outstanding as of     Outstanding as of
PROPERTY TYPE:        Mortgage Loans     the Cut-off Date      the Cut-off Date
-------------------   --------------   ---------------------   -----------------
Single Family             1,492           759,156,368.88             88.31
Condo Low Rise              160            77,727,767.48              9.04
2 Family                     40            21,243,973.57              2.47
3 Family                      3             1,504,089.34              0.17
-------------------       -----           --------------            ------
Total:                    1,695           859,632,199.27            100.00
===================       =====           ==============            ======

                                                                % of Aggregate
                                       Principal Balance ($)   Principal Balance
                        Number of        Outstanding as of     Outstanding as of
PURPOSE:              Mortgage Loans     the Cut-off Date      the Cut-off Date
-------------------   --------------   ---------------------   -----------------
Purchase                    785           380,056,587.46             44.21
Cash Out Refinance          645           336,817,954.52             39.18
Rate/Term Refinance         265           142,757,657.29             16.61
-------------------       -----           --------------            ------
Total:                    1,695           859,632,199.27            100.00
===================       =====           ==============            ======

LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE

    The information contained herein has been prepared solely for the use of
     Lehman Brothers, Inc. and has not been independently verified by Lehman Brothers, Inc. Accordingly, Lehman Brothers, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Lehman Brothers, Inc. assumes no responsibility for the accuracy of any material contained herein.

                                                    % of Aggregate
                           Principal Balance ($)   Principal Balance
            Number of        Outstanding as of     Outstanding as of
STATES:   Mortgage Loans      the Cut-off Date      the Cut-off Date
-------   --------------   ---------------------   -----------------
CA-N           543            281,635,719.73             32.76
CA-S           491            244,708,678.39             28.47
FL              94             49,107,039.16              5.71
WA              83             40,827,855.41              4.75
CO              71             34,561,782.52              4.02
MA              52             26,783,413.61              3.12
NY              45             24,568,119.05              2.86
IL              47             23,352,303.18              2.72
NJ              32             16,105,868.83              1.87
CT              26             13,021,477.90              1.51
VA              25             11,684,470.04              1.36
PA              21             11,074,176.31              1.29
NV              18              9,568,078.56              1.11
MI              18              9,062,530.67              1.05
MN              17              8,254,663.14              0.96
AZ              16              7,967,045.94              0.93
MD              18              7,895,367.30              0.92
OR              13              6,044,984.00              0.70
SC               9              5,078,600.88              0.59
GA              12              5,009,376.00              0.58
TX               9              4,684,945.96              0.54
UT               7              4,557,665.29              0.53
NC               8              3,193,721.99              0.37
MO               5              3,173,958.48              0.37
DE               2              1,540,000.00              0.18
ID               2              1,185,976.51              0.14
DC               3              1,157,220.17              0.13
RI               3              1,123,819.51              0.13
NH               2                988,948.23              0.12
IN               1                712,000.00              0.08
Other            2              1,002,392.51              0.12
------       -----            --------------            ------
Total:       1,695            859,632,199.27            100.00
======       =====            ==============            ======

LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE

    The information contained herein has been prepared solely for the use of
     Lehman Brothers, Inc. and has not been independently verified by Lehman Brothers, Inc. Accordingly, Lehman Brothers, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Lehman Brothers, Inc. assumes no responsibility for the accuracy of any material contained herein.

The following tables relate only to the COFI loans.

                                                                        % of Aggregate
                                               Principal Balance ($)   Principal Balance
                                Number of        Outstanding as of     Outstanding as of
CURRENT BALANCE ($):          Mortgage Loans     the Cut-off Date      the Cut-off Date
---------------------------   --------------   ---------------------   -----------------
200,000.01 - 250,000.00               1                216,944.93            0.03
300,000.01 - 350,000.00             225             73,433,255.62           11.51
350,000.01 - 400,000.00             243             91,550,478.77           14.35
400,000.01 - 450,000.00             177             75,026,367.14           11.76
450,000.01 - 500,000.00             171             81,720,933.32           12.81
500,000.01 - 550,000.00             122             64,038,852.69           10.04
550,000.01 - 600,000.00              86             49,584,262.82            7.77
600,000.01 - 650,000.00              98             61,930,171.85            9.71
650,000.01 - 700,000.00              58             39,307,880.47            6.16
700,000.01 - 750,000.00              46             33,532,800.97            5.26
750,000.01 - 800,000.00              10              7,814,409.97            1.22
800,000.01 - 850,000.00               3              2,506,232.43            0.39
850,000.01 - 900,000.00               8              7,030,057.96            1.10
900,000.01 - 950,000.00               4              3,712,955.60            0.58
950,000.01 - 1,000,000.00            14             13,879,296.13            2.18
1,000,000.01 - 1,050,000.00           3              3,093,990.08            0.49
1,050,000.01 - 1,100,000.00           4              4,384,038.39            0.69
1,100,000.01 - 1,150,000.00           3              3,356,525.45            0.53
1,150,000.01 - 1,200,000.00           6              7,122,354.45            1.12
1,200,000.01 - 1,250,000.00           2              2,444,663.90            0.38
1,250,000.01 - 1,300,000.00           2              2,552,176.41            0.40
1,300,000.01 - 1,350,000.00           2              2,699,019.38            0.42
1,350,000.01 - 1,400,000.00           3              4,114,160.31            0.64
1,400,000.01 - 1,450,000.00           2              2,872,426.88            0.45
---------------------------       -----            --------------          ------
Total:                            1,293            637,924,255.92          100.00
===========================       =====            ==============          ======

LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE

    The information contained herein has been prepared solely for the use of
     Lehman Brothers, Inc. and has not been independently verified by Lehman Brothers, Inc. Accordingly, Lehman Brothers, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Lehman Brothers, Inc. assumes no responsibility for the accuracy of any material contained herein.

                                                              % of Aggregate
                                     Principal Balance ($)   Principal Balance
                      Number of        Outstanding as of     Outstanding as of
LOAN RATE (%):      Mortgage Loans     the Cut-off Date      the Cut-off Date
-----------------   --------------   ---------------------   -----------------
2.751 - 3.000             375            183,694,823.03             28.8
3.251 - 3.500              10              3,466,368.95             0.54
3.751 - 4.000              99             48,234,973.86             7.56
4.251 - 4.500               1                384,479.05             0.06
4.751 - 5.000              12              6,360,325.78             1.00
5.001 - 5.250              23             11,125,534.44             1.74
5.251 - 5.500             143             70,153,857.91            11.00
5.501 - 5.750             495            252,605,525.01            39.60
5.751 - 6.000             125             57,352,318.59             8.99
6.001 - 6.250               9              3,840,762.71             0.60
6.501 - 6.750               1                705,286.59             0.11
-----------------       -----            --------------           ------
Total:                  1,293            637,924,255.92           100.00

                                                              % of Aggregate
                                     Principal Balance ($)   Principal Balance
                      Number of        Outstanding as of     Outstanding as of
GROSS MARGIN (%):   Mortgage Loans      the Cut-off Date      the Cut-off Date
-----------------   --------------   ---------------------   -----------------
2.001 - 2.250               3              1,747,087.31             0.27
2.251 - 2.500              54             27,499,351.94             4.31
2.501 - 2.750             292            141,693,829.86            22.21
2.751 - 3.000             709            359,811,022.92            56.40
3.001 - 3.250             211             97,172,752.16            15.23
3.251 - 3.500              23              9,294,925.14             1.46
3.751 - 4.000               1                705,286.59             0.11
-----------------       -----            --------------           ------
Total:                  1,293            637,924,255.92           100.00

LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE

    The information contained herein has been prepared solely for the use of
     Lehman Brothers, Inc. and has not been independently verified by Lehman Brothers, Inc. Accordingly, Lehman Brothers, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Lehman Brothers, Inc. assumes no responsibility for the accuracy of any material contained herein.

                                                                     % of Aggregate
                                            Principal Balance ($)   Principal Balance
                              Number of       Outstanding as of     Outstanding as of
MAXIMUM LOAN RATE (%):     Mortgage Loans     the Cut-off Date      the Cut-off Date
------------------------   --------------   ---------------------   -----------------
12.751 - 13.000                   31            16,883,948.78               2.65
13.751 - 14.000                    5             1,977,280.00               0.31
14.751 - 15.000                  973           483,983,063.37              75.87
15.501 - 15.750                   22             7,778,921.62               1.22
15.751 - 16.000                  233           113,873,940.41              17.85
16.251 - 16.500                    1               376,490.15               0.06
16.501 - 16.750                    4             1,422,282.96               0.22
16.751 - 17.000                   20             9,937,740.30               1.56
17.001 - 17.250                    1               400,028.48               0.06
17.501 - 17.750                    1               386,185.42               0.06
17.751 - 18.000                    2               904,374.43               0.14
------------------------       -----           --------------             ------
Total:                         1,293           637,924,255.92             100.00

                                                                     % of Aggregate
                                            Principal Balance ($)   Principal Balance
                             Number of        Outstanding as of     Outstanding as of
REMAINING TERM (MONTHS):   Mortgage Loans     the Cut-off Date      the Cut-off Date
------------------------   --------------   ---------------------   -----------------
349 - 360                      1,274           627,878,256.54              98.43
361 >=                            19            10,045,999.38               1.57
------------------------       -----           --------------             ------
Total:                         1,293           637,924,255.92             100.00

LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE

    The information contained herein has been prepared solely for the use of
     Lehman Brothers, Inc. and has not been independently verified by Lehman Brothers, Inc. Accordingly, Lehman Brothers, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Lehman Brothers, Inc. assumes no responsibility for the accuracy of any material contained herein.

                                                              % of Aggregate
                                     Principal Balance ($)   Principal Balance
                       Number of       Outstanding as of     Outstanding as of
RATE CHANGE DATE:   Mortgage Loans     the Cut-off Date      the Cut-off Date
-----------------   --------------   ---------------------   -----------------
2002-08                 1,292           637,574,255.92             99.95
2002-09                     1               350,000.00              0.05
-----------------       -----           --------------            ------
Total:                  1,293           637,924,255.92            100.00
=================       =====           ==============            ======

                                                              % of Aggregate
                                     Principal Balance ($)    Principal Balance
                       Number of       Outstanding as of     Outstanding as of
ORIGINAL LTV (%):   Mortgage Loans      the Cut-off Date      the Cut-off Date
-----------------   --------------   ---------------------   -----------------
10.01 - 20.00               3             1,823,185.69              0.29
20.01 - 30.00               9             6,486,581.60              1.02
30.01 - 40.00              26            13,035,330.32              2.04
40.01 - 50.00              57            34,922,806.10              5.47
50.01 - 60.00             120            68,168,041.20             10.69
60.01 - 70.00             235           120,392,689.95             18.87
70.01 - 80.00             823           385,310,016.05             60.40
80.01 - 90.00              19             7,317,605.01              1.15
90.01 - 100.00              1               468,000.00              0.07
-----------------       -----           --------------            ------
Total:                  1,293           637,924,255.92            100.00
=================       =====           ==============            ======

                                                              % of Aggregate
                                     Principal Balance ($)   Principal Balance
                       Number of      Outstanding as of      Outstanding as of
CREDIT SCORE:       Mortgage Loans     the Cut-off Date       the Cut-off Date
-----------------   --------------   ---------------------   -----------------
601 - 650                  65            31,971,460.48              5.01
651 - 700                 369           182,698,951.14             28.64
701 - 750                 548           275,078,104.98             43.12
751 - 800                 297           141,432,962.66             22.17
801 - 850                  14             6,742,776.66              1.06
-----------------       -----           --------------            ------
Total:                  1,293           637,924,255.92            100.00
=================       =====           ==============            ======

LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE

    The information contained herein has been prepared solely for the use of
     Lehman Brothers, Inc. and has not been independently verified by Lehman Brothers, Inc. Accordingly, Lehman Brothers, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Lehman Brothers, Inc. assumes no responsibility for the accuracy of any material contained herein.

                                                                        % of Aggregate
                                               Principal Balance ($)   Principal Balance
                                Number of        Outstanding as of     Outstanding as of
AMORTIZATION:                 Mortgage Loans     the Cut-off Date      the Cut-off Date
---------------------------   --------------   ---------------------   -----------------
 Negative Amortization            1,293           637,924,255.92            100.00
---------------------------       -----           --------------            ------
Total                             1,293           637,924,255.92            100.00
===========================       =====           ==============            ======

                                                                        % of Aggregate
                                               Principal Balance ($)   Principal Balance
                                Number of        Outstanding as of     Outstanding as of
NEGATIVE AMORTIZATION CAP:    Mortgage Loans     the Cut-off Date      the Cut-off Date
---------------------------   --------------   ---------------------   -----------------
110%                                 46            22,584,447.02              3.54
125%                              1,247           615,339,808.90             96.46
---------------------------       -----           --------------            ------
Total                             1,293           637,924,255.92            100.00
===========================       =====           ==============            ======

                                                                        % of Aggregate
                                               Principal Balance ($)   Principal Balance
                                Number of        Outstanding as of     Outstanding as of
DOCUMENTATION:                Mortgage Loans     the Cut-off Date      the Cut-off Date
---------------------------   --------------   ---------------------   -----------------
Full                                455           216,061,046.57             33.87
Reduced                             838           421,863,209.35             66.13
---------------------------       -----           --------------            ------
Total:                            1,293           637,924,255.92            100.00
===========================       =====           ==============            ======

                                                                        % of Aggregate
                                               Principal Balance ($)   Principal Balance
                                Number of        Outstanding as of     Outstanding as of
OCCUPANCY:                    Mortgage Loans     the Cut-off Date      the Cut-off Date
---------------------------   --------------   ---------------------   -----------------
Primary Home                      1,209           600,253,022.89             94.09
Second Home                          57            28,224,059.33              4.42
Investment                           27             9,447,173.70              1.48
---------------------------       -----           --------------            ------
Total:                            1,293           637,924,255.92            100.00
===========================       =====           ==============            ======

LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE

    The information contained herein has been prepared solely for the use of
     Lehman Brothers, Inc. and has not been independently verified by Lehman Brothers, Inc. Accordingly, Lehman Brothers, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Lehman Brothers, Inc. assumes no responsibility for the accuracy of any material contained herein.

                                                                % of Aggregate
                                       Principal Balance ($)   Principal Balance
                        Number of        Outstanding as of     Outstanding as of
PROPERTY TYPE:        Mortgage Loans     the Cut-off Date      the Cut-off Date
-------------------   --------------   ---------------------   -----------------
Single Family             1,181           587,349,554.52             92.07
Condo Low Rise               88            38,414,078.69              6.02
2 Family                     20            10,005,883.84              1.57
3 Family                      3             1,574,206.34              0.25
4 Family                      1               580,532.53              0.09
-------------------       -----           --------------            ------
Total:                    1,293           637,924,255.92            100.00
===================       =====           ==============            ======

                                                                % of Aggregate
                                       Principal Balance ($)   Principal Balance
                        Number of        Outstanding as of     Outstanding as of
PURPOSE:              Mortgage Loans     the Cut-off Date       the Cut-off Date
-------------------   --------------   ---------------------   -----------------
Cash Out Refinance          590           296,480,532.96             46.48
Purchase                    523           248,631,399.01             38.98
Rate/Term Refinance         180            92,812,323.95             14.55
-------------------       -----           --------------            ------
Total:                    1,293           637,924,255.92            100.00
===================       =====           ==============            ======

LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE

    The information contained herein has been prepared solely for the use of
     Lehman Brothers, Inc. and has not been independently verified by Lehman Brothers, Inc. Accordingly, Lehman Brothers, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Lehman Brothers, Inc. assumes no responsibility for the accuracy of any material contained herein.

                                                    % of Aggregate
                           Principal Balance ($)   Principal Balance
            Number of        Outstanding as of     Outstanding as of
STATES:   Mortgage Loans     the Cut-off Date      the Cut-off Date
-------   --------------   ---------------------   -----------------
CA-N            570           284,259,333.49             44.56
CA-S            389           191,653,655.36             30.04
NJ               42            20,927,234.36              3.28
CO               40            20,212,773.48              3.17
NY               28            15,368,745.19              2.41
FL               32            14,773,714.96              2.32
VA               32            14,077,098.62              2.21
MD               24            11,410,719.63              1.79
AZ               17             7,898,378.24              1.24
IL               17             7,201,691.29              1.13
MA               14             6,346,989.54              0.99
WA               11             5,461,738.57              0.86
GA                9             4,050,363.38              0.63
OR                9             3,978,744.27              0.62
DC                9             3,837,636.99               0.6
PA                8             3,645,081.03              0.57
MN                7             3,521,030.20              0.55
NV                5             3,291,973.87              0.52
TX                6             2,865,088.06              0.45
UT                4             2,688,852.34              0.42
CT                4             2,433,989.47              0.38
NC                4             2,203,411.33              0.35
MI                3             1,668,143.57              0.26
IN                2             1,166,158.12              0.18
NM                2             1,124,176.36              0.18
SC                2               736,021.75              0.12
MO                1               493,558.47              0.08
WI                1               324,768.21              0.05
OH                1               303,185.77              0.05
-------       -----           --------------            ------
Total:        1,293           637,924,255.92            100.00
=======       =====           ==============            ======

LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE